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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                          Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2007 through May 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                            -----------------------
                                   OAK RIDGE
                                   LARGE CAP
                                     GROWTH
                                      FUND

                                     ORILX
                                 Ticker Symbol


                                   Semiannual
                                     Report

                                    5/31/08


                               [Logo]PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         28

Notes to Financial Statements                                                37

Approval of Investment Advisory Agreement                                    48

Trustees, Officers and Service Providers                                     53

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued, and while the auction rate preferred market seized up. The U.S. Federal Reserve expanded its lender-of-last-resort role to include lending to primary dealers, and continued to cut interest rates. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth.

Markets reacted poorly to the developments leading up to the near failure of Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding year. Treasury bond prices rose as the market underwent a flight to quality. In the eleven weeks between the Bear Stearns event and the end of May 2008, though, there were no further market crises, recession fears faded in light of positive economic news, and stock markets rallied, recouping some of their first-quarter losses, while Treasury bond prices fell back.

The Dow Jones Industrial Average and Standard & Poor's 500 Index each fell 4%, and the NASDAQ Composite Index fell 5% over the six-month period ending May 31, 2008. The MSCI EAFE Developed Market Index of international stock markets fell 5%, and the MSCI Emerging Markets Index fell 2%. The U.S. investment-grade bond

Letter

market, as measured by the Lehman Brothers Aggregate Bond Index, rose 1% over the six-month period while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, rose 2%.

A weak U.S. dollar and substantial fiscal and monetary stimulus are potent support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective, and to adhere to a strategic plan rather than letting emotions drive investment decisions.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/08
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced performance during the six months ended May 31, 2008.

Q: How did the stock market perform during the semiannual period ended May 31, 2008?

A: The U.S. equity market lost ground during the past six months, with the bulk of the poor performance coming in the interval from December 2007 through mid-March 2008. The reporting period opened with stock prices under substantial pressure, reflecting investors' growing realization that the mortgage and credit crises were not contained to the financial sector and were in fact spreading to the broader economy. Stocks went into free-fall through late December 2007 and the first half of January 2008 as a result, and then trended lower for another two months. In a somewhat counter-intuitive turn of events, the difficult period for stocks was marked by the collapse of the 85-year old broker Bear Stearns. This event prompted the U.S. Federal Reserve (the Fed) not only to engineer Bear Stearns' sale to JP Morgan, but also to take a number of extraordinary measures to provide liquidity to the financial system. Coupled with its aggressive interest rate cuts, the Fed signaled that maintaining order in the markets was a priority. Taking the maxim, "Don't fight the Fed" to heart, investors moved back into equities and helped the market to recover about half of its earlier losses by the end of May 2008. This was not enough to offset the December-January downturn, however, and stocks closed the period in the red.

Q:  How did this affect the Fund?

A: In this challenging environment, the Class A shares of the Fund produced a total return of -6.45% at net asset value over the six month period ended May 31, 2008. Over the same period, the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned -2.35%, and the average return of the 785 funds in Lipper's Large Cap Growth Funds category returned -3.48% over the same six-month period.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the main causes of the Fund's underperformance over the six-months ended May 31, 2008?

A: The Fund underperformed in a down market, the type of environment where it typically has done well. The underperformance was not the result of any changes to the way we manage the Fund. Instead, what was different in recent months was the fact that stocks with solid profit growth, high earnings visibility, and reasonable valuations (in other words, the types of stocks in which we seek to invest) underperformed the broader market. We believe that this was an anomaly and that it will reverse course in the months ahead, creating what we believe is a very positive outlook for the stocks we hold in the Fund.

    Overall, our "batting average" - or the number of Fund holdings that performed well - was favorable, indicating that stock selection was not the problem. Instead, the Fund's performance relative to the Russell Index suffered more as a result of what the Fund didn't own. Specifically, the Fund held no position in the basic materials sector, a group that performed exceptionally well behind rising commodity prices and continued strength in the global economy. The Fund's zero weighting in the sector put it at a disadvantage relative to the benchmark. The Fund's underweight in basic materials is not new: throughout its entire history, that has been an element of its positioning. The thinking behind this approach is that we feel we're much better able to add value through fundamental research rather than by attempting to predict the direction of commodity prices. In addition, many companies in the sector have climbed to valuations that we believe are unsustainable. We therefore intend to maintain the Fund's underweight in the basic materials group.

    Performance also was hurt by the Fund's positioning in the industrials sector. Here, the Fund held an overweight in aerospace companies, which underperformed, and a corresponding underweight in the types of commodity-related companies that delivered outstanding returns despite their low earnings visibility.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/08                            (continued)
--------------------------------------------------------------------------------

    As is the case with materials, we do not believe it makes sense for long-term growth managers such as Oak Ridge to hold a heavy weighting in cyclical stocks whose performance is not necessarily driven by company-specific fundamentals.

Q: What individual stocks underperformed during the six months ended May 31, 2008?

A: Stock picks in the consumer staples sector underperformed. The Fund holds what we believe to be the two highest-quality companies in this space:
    PepsiCo and Procter & Gamble. During the most recent six-month period, however, both produced losses in the neighborhood of -10%, as investors gravitated to retail stocks such as Wal-Mart and Costco - both names the Fund did not own. Despite the short-term underperformance of PepsiCo and Procter & Gamble, we are very comfortable holding on to these stocks for the longer term.

    The story was similar in the consumer discretionary sector, where the Fund holds solid companies that nonetheless have not kept pace with their peer group. The Fund's most significant laggard was News Corp, which returned approximately -14.5% during the six-month reporting period ended May 31, 2008. Johnson Controls and Abercrombie & Fitch also underperformed.

    In technology, long-term holdings in Google and Apple were hit disproportionately hard in the broader sell-off that occurred in the first half of the period. This volatility, which comes with the territory with these stocks, does not shake our confidence in the long-term prospects of both companies. The Fund was also hurt by not owning Yahoo!, which rose when Microsoft made a takeover bid. On the plus side, we added value through a position in Qualcomm. The stock rose from $40.78 to $48.54 during the period despite the difficult market environment.

Q: What elements of the Fund's positioning helped performance during the six-months ended May 31, 2008?

A: Health care was a notable bright spot for the Fund. We added significant value in this sector from 2000 to 2005, but a decision to underweight pharmaceuticals in favor of biotechnology stocks caused the Fund to underperform in both 2006 and 2007. The market has turned in the Fund's favor thus far in 2008, with

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    biotechs outperforming and pharmaceuticals lagging badly. This helped the Fund to outperform within this important sector. Notable winners included Gilead Sciences and Celgene, both of which are executing well and are seen as having minimal vulnerability to political factors. These winners were offset to some extent by a position in the managed care company Wellpoint, whose falling stock prices reflected the entire industry's difficulties in controlling costs.

    Energy, where the Fund's holdings outperformed the sector as a whole, also was an area of strength. XTO Energy was the best-performing stock in the Fund, and we continue to like it on the basis of its strong management and growing reserves. The oil services companies Schlumberger and Transocean were also standout performers.

Q:  What is your outlook for the U.S. equity market?

A: We are not overly enthusiastic on the outlook for the market as a whole. Corporate America is currently facing a number of challenges, the most notable of which is the growing pressures on profit margins. One key factor weighing on margins is that higher energy prices and accelerating inflation have raised input costs for corporations. Additionally, businesses with a high percentage of overseas sales have benefited from the declining value of the dollar, a trend that is unlikely to persist indefinitely.

    With this as the backdrop, we seek to invest in companies with the ability to sustain or expand their profit margins and generate growth on both the top and bottom lines. While our focus on these types of higher-quality stocks has not yet translated into outperformance for the Fund, we believe companies with stronger balance sheets and the ability to control profit margins will be in the best position to perform well in the months ahead. We expect that our emphasis on stocks with these characteristics ultimately will be reflected in improved relative performance for the Fund.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/08                            (continued)
--------------------------------------------------------------------------------

economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                      89.2%
Temporary Cash Investments                                              10.8%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                  31.8%
Health Care                                                             19.0%
Consumer Discretionary                                                  12.8%
Industrials                                                             10.4%
Financials                                                              10.0%
Energy                                                                   9.2%
Consumer Staples                                                         5.1%
Materials                                                                1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

 1.   XTO Energy, Inc.                                                   3.84%
 2.   Google, Inc.                                                       3.54
 3.   Qualcomm, Inc.                                                     3.37
 4.   Cisco Systems, Inc.                                                3.23
 5.   Schlumberger, Ltd.                                                 3.08
 6.   Aflac, Inc.                                                        2.94
 7.   Apple, Inc.                                                        2.89
 8.   Procter & Gamble Co.                                               2.74
 9.   Raytheon Co.                                                       2.59
10.   Thermo Fisher Scientific, Inc.                                     2.44

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class       5/31/08       11/30/07
-------     ---------     ---------
    A        $12.91        $13.80
    B        $12.40        $13.31
    C        $12.47        $13.38
    R        $12.58        $13.46
    Y        $13.04        $13.96

Distributions Per Share
--------------------------------------------------------------------------------

                       12/1/07 - 5/31/08
        -----------------------------------------------
         Net Investment     Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
------- ---------------- --------------- --------------
   A         $  -             $  -            $  -
   B         $  -             $  -            $  -
   C         $  -             $  -            $  -
   R         $  -             $  -            $  -
   Y         $0.0456          $  -            $  -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-15.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                               CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak
             Ridge Large      Russell 1000
             Cap Growth Fund  Growth Index
3/99         $ 9425           $10000
               9202             9705
5/00          10084            12131
              10350             8527
5/02           8959             6747
               8266             6218
5/04           9671             7338
              10260             7583
5/06          10694             8049
              12280             9688
5/08          11597             9672

Average Annual Total Returns
(As of May 31, 2008)
                                        Net Asset    Public Offering
Period                                 Value (NAV)     Price (POP)
Life-of-Fund
(3/1/99)                               2.63%           1.98%
5 Years                                7.00            5.75
1 Year                                -5.57          -11.02
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)
                                       Gross            Net

                                       1.29%           1.20%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 2004 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B and Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                              CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak
             Ridge Large      Russell 1000
             Cap Growth Fund  Growth Index
3/99         $10000           $10000
               9754             9705
5/00          10608            12131
              10807             8527
5/02           9285             6747
               8503             6218
5/04           9886             7338
              10387             7583
5/06          10723             8049
              12217             9688
5/08          11420             9672

Average Annual Total Returns
(As of May 31, 2008)
                                        If              If
Period                                 Held          Redeemed
Life-of-Fund
(3/1/99)                               1.80%           1.80%
5 Years                                6.08            6.08
1 Year                                -6.52           -9.99
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)
                                       Gross            Net
                                       2.26%           2.10%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2009, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                              CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak
             Ridge Large      Russell 1000
             Cap Growth Fund  Growth Index
3/99         $10000           $10000
               9754             9705
5/00          10608            12131
              10807             8527
5/02           9285             6747
               8503             6218
5/04           9878             7338
              10396             7583
5/06          10756             8049
              12258             9688
5/08          11479             9672

Average Annual Total Returns
(As of May 31, 2008)
                                       If              If
Period                                Held           Redeemed
Life-of-Fund
(3/1/99)                               1.86%           1.86%
5 Years                                6.19            6.19
1 Year                                -6.36           -6.36
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)
                                       Gross             Net
                                       2.00%           2.00%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2009, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                              CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak
             Ridge Large      Russell 1000
             Cap Growth Fund  Growth Index
3/99         $10000           $10000
               9758             9705
5/00          10639            12131
              10866             8527
5/02           9359             6747
               8592             6218
5/04           9924             7338
              10440             7583
5/06          10856             8049
              12446             9688
5/08          11720             9672

Average Annual Total Returns
(As of May 31, 2008)
                                        If              If
Period                                 Held          Redeemed
Life-of-Fund
(3/1/99)                               2.09%           2.09%
5 Years                                6.41            6.41
1 Year                                -5.83           -5.83
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)
                                        Gross           Net
                                       1.56%           1.45%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on February 17, 2004, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after February 17, 2004, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2009, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class R shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                               CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Oak
             Ridge Large      Russell 1000
             Cap Growth Fund  Growth Index
3/99         $10000           $10000
               9766             9705
5/00          10702            12131
              10984             8527
5/02           9508             6747
               8773             6218
5/04          10264             7338
              10912             7583
5/06          11417             8049
              13165             9688
5/08          12469             9672

Average Annual Total Returns
(As of May 31, 2008)
                                        If              If
Period                                 Held          Redeemed
Life-of-Fund
(3/1/99)                               2.78%           2.78%
5 Years                                7.28            7.28
1 Year                                -5.29           -5.29
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)
                                       Gross            Net
                                       0.86%           0.86%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares on August 11, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception on August 11, 2004 would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund


Based on actual returns from December 1, 2007 through May 31, 2008.

Actual
Share Class                  A              B              C              R              Y
-----------------------------------------------------------------------------------------------
Beginning Account      $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value On 12/1/07

Ending Account         $  935.50      $  934.60      $  932.00      $  937.10      $  934.60
Value On 5/31/08

Expenses Paid          $    5.81      $   10.16      $    9.85      $    7.02      $    4.26
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.04%, 1.45%, and 0.88% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2007 through May 31, 2008.

Hypothetical
Share Class                  A              B              C              R              Y
-----------------------------------------------------------------------------------------------
Beginning Account      $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value On 12/1/07

Ending Account         $1,019.00      $1,014.45      $1,014.80      $1,017.75      $1,020.60
Value On 5/31/08

Expenses Paid          $    6.06      $   10.58      $   10.28      $    7.31      $    4.45
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.04%, 1.45%, and 0.88% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                                   Value
            COMMON STOCKS - 95.6%
            Energy - 8.8%
            Oil & Gas Drilling - 2.2%
 94,625     Transocean Offshore, Inc.*(b)                          $ 14,211,729
                                                                   ------------
            Oil & Gas Equipment & Services - 2.9%
189,785     Schlumberger, Ltd. (b)                                 $ 19,192,957
                                                                   ------------
            Oil & Gas Exploration & Production - 3.7%
375,738     XTO Energy, Inc.                                       $ 23,904,452
                                                                   ------------
            Total Energy                                           $ 57,309,138
                                                                   ------------
            Materials - 1.6%
            Specialty Chemicals - 1.6%
234,320     Ecolab, Inc. (b)                                       $ 10,504,566
                                                                   ------------
            Total Materials                                        $ 10,504,566
                                                                   ------------
            Capital Goods - 10.0%
            Aerospace & Defense - 7.9%
141,785     Boeing Co.                                             $ 11,735,544
 87,625     Precision Castparts Corp.                                10,585,100
252,665     Raytheon Co.                                             16,135,187
178,945     United Technologies Corp.                                12,712,253
                                                                   ------------
                                                                   $ 51,168,084
                                                                   ------------
            Industrial Machinery - 2.1%
174,155     Danaher Corp.                                          $ 13,615,438
                                                                   ------------
            Total Capital Goods                                    $ 64,783,522
                                                                   ------------
            Automobiles & Components - 1.7%
            Auto Parts & Equipment - 1.7%
334,390     Johnson Controls, Inc.                                 $ 11,389,323
                                                                   ------------
            Total Automobiles & Components                         $ 11,389,323
                                                                   ------------
            Consumer Services - 1.4%
            Hotels, Resorts & Cruise Lines - 1.4%
281,225     Marriott International, Inc.                           $  9,255,115
                                                                   ------------
            Total Consumer Services                                $  9,255,115
                                                                   ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                   Value
            Media - 1.7%
            Movies & Entertainment - 1.7%
610,690     News Corp, Inc.                                        $ 10,961,886
                                                                   ------------
            Total Media                                            $ 10,961,886
                                                                   ------------
            Retailing - 7.3%
            Apparel Retail - 1.9%
171,808     Abercrombie & Fitch Co. (b)                            $ 12,473,261
                                                                   ------------
            Computer & Electronics Retail - 1.6%
228,665     Best Buy Co., Inc. (b)                                 $ 10,676,369
                                                                   ------------
            General Merchandise Stores - 1.8%
219,695     Target Corp.                                           $ 11,722,925
                                                                   ------------
            Specialty Stores - 2.0%
552,472     Staples, Inc.                                          $ 12,955,468
                                                                   ------------
            Total Retailing                                        $ 47,828,023
                                                                   ------------
            Food, Beverage & Tobacco - 2.3%
            Soft Drinks - 2.3%
217,218     PepsiCo, Inc.                                          $ 14,835,989
                                                                   ------------
            Total Food, Beverage & Tobacco                         $ 14,835,989
                                                                   ------------
            Household & Personal Products - 2.6%
            Household Products - 2.6%
258,698     Procter & Gamble Co.*                                  $ 17,087,003
                                                                   ------------
            Total Household & Personal Products                    $ 17,087,003
                                                                   ------------
            Health Care Equipment & Services - 6.7%
            Health Care Distributors - 1.8%
207,670     Henry Schein, Inc.*(b)                                 $ 11,571,372
                                                                   ------------
            Health Care Equipment - 3.2%
374,970     Hologic, Inc.*(b)                                      $  9,010,529
187,065     Stryker Corp.                                            12,075,046
                                                                   ------------
                                                                   $ 21,085,575
                                                                   ------------
            Managed Health Care - 1.7%
192,245     Wellpoint, Inc.*                                       $ 10,731,116
                                                                   ------------
            Total Health Care Equipment & Services                 $ 43,388,063
                                                                   ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Shares                                                                   Value
            Pharmaceuticals & Biotechnology - 11.5%
            Biotechnology - 5.3%
179,935     Celgene Corp*                                          $ 10,950,844
142,640     Genentech, Inc.*(b)                                      10,108,897
240,020     Gilead Sciences, Inc.*                                   13,277,906
                                                                   ------------
                                                                   $ 34,337,647
                                                                   ------------
            Life Sciences Tools & Services - 2.3%
257,840     Thermo Fisher Scientific, Inc.*                        $ 15,217,717
                                                                   ------------
            Pharmaceuticals - 3.9%
258,210     Abbott Laboratories                                    $ 14,550,134
189,290     Allergan, Inc. (b)                                       10,906,890
                                                                   ------------
                                                                   $ 25,457,024
                                                                   ------------
            Total Pharmaceuticals & Biotechnology                  $ 75,012,388
                                                                   ------------
            Diversified Financials - 6.8%
            Investment Banking & Brokerage - 4.1%
556,180     Charles Schwab Corp. (b)                               $ 12,336,072
523,055     Invesco, Ltd.                                            14,556,621
                                                                   ------------
                                                                   $ 26,892,693
                                                                   ------------
            Specialized Finance - 2.7%
 12,800     CME Group, Inc. (b)                                    $  5,507,840
 84,055     IntercontinentalExchange, Inc.*                          11,616,401
                                                                   ------------
                                                                   $ 17,124,241
                                                                   ------------
            Total Diversified Financials                           $ 44,016,934
                                                                   ------------
            Insurance - 2.8%
            Life & Health Insurance - 2.8%
272,860     Aflac, Inc.                                            $ 18,317,092
                                                                   ------------
            Total Insurance                                        $ 18,317,092
                                                                   ------------
            Software & Services - 12.0%
            Application Software - 2.1%
315,070     Adobe Systems, Inc.*                                   $ 13,881,984
                                                                   ------------
            Data Processing & Outsourced Services - 2.5%
236,427     Iron Mountain, Inc.*                                   $  7,099,903
105,990     Visa, Inc.*                                               9,153,296
                                                                   ------------
                                                                   $ 16,253,199
                                                                   ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                   Value
            Home Entertainment Software - 1.9%
247,245     Electronic Arts, Inc.*                                 $ 12,411,699
                                                                   ------------
            Internet Software & Services - 3.4%
 37,665     Google, Inc.*                                          $ 22,064,157
                                                                   ------------
            Systems Software - 2.1%
481,345     Microsoft Corp.                                        $ 13,631,690
                                                                   ------------
            Total Software & Services                              $ 78,242,729
                                                                   ------------
            Technology Hardware & Equipment - 13.0%
            Communications Equipment - 8.3%
753,460     Cisco Systems, Inc.*                                   $ 20,132,451
466,570     Corning, Inc.*                                           12,756,024
432,850     Qualcomm, Inc.                                           21,010,539
                                                                   ------------
                                                                   $ 53,899,014
                                                                   ------------
            Computer Hardware - 4.7%
 95,325     Apple, Inc.*                                           $ 17,992,594
277,900     Hewlett-Packard Co.                                      13,077,974
                                                                   ------------
                                                                   $ 31,070,568
                                                                   ------------
            Total Technology Hardware & Equipment                  $ 84,969,582
                                                                   ------------
            Semiconductors - 5.4%
567,615     Intel Corp.                                            $ 13,157,315
318,886     NVIDIA Corp.*                                             7,876,484
426,575     Texas Instruments, Inc.                                  13,855,156
                                                                   ------------
                                                                   $ 34,888,955
                                                                   ------------
            Total Semiconductors                                   $ 34,888,955
                                                                   ------------
            TOTAL COMMON STOCKS
            (Cost $537,286,289)                                    $622,790,308
                                                                   ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Principal
    Amount                                                                     Value
                TEMPORARY CASH INVESTMENTS - 11.6%
                Repurchase Agreements - 4.2%
$5,490,000      Bank of America, 2.25%, dated 5/30/08,
                repurchase price of $5,490,000 plus accrued
                interest on 6/3/08 collateralized by the following:
                $7,617,158 Federal National Mortgage Associa-
                tion, 5.0%, 7/1/35
                $242,384 Government National Mortgage
                Association II, 6.0%, 5/20/38                           $  5,490,000
 5,490,000      Barclays Plc, 2.25%, dated 5/30/08, repurchase
                price of $5,490,000 plus accrued interest on
                6/3/08 collateralized by the following:
                $2,250,001 Freddie Mac Giant, 5.5 - 6.0%,
                1/1/35 - 2/1/38
                $1,123,591 Federal National Mortgage Associa-
                tion (ARM), 5.519%, 3/1/36
                $3,273,301 Federal National Mortgage Associa-
                tion, 4.5 - 5.5%, 12/1/37 - 4/1/38                         5,490,000
 5,490,000      Deutsche Bank, 2.26%, dated 5/30/08,
                repurchase price of $5,490,000 plus accrued
                interest on 6/3/08 collateralized by the following:
                $4,718,357 Freddie Mac Giant, 5.0 - 6.5%,
                4/1/19 - 6/1/38
                $2,415,616 U.S. Treasury Strip, 0.0%, 8/15/25
                $503,357 Federal National Mortgage Associa-
                tion (ARM), 4.778-5.565%, 6/1/16 - 5/1/37                  5,490,000
 5,490,000      JP Morgan, 2.32%, dated 5/30/08, repurchase
                price of $5,490,000 plus accrued interest on
                6/3/08 collateralized by $8,536,267 Federal
                National Mortgage Association, 4.5 - 6.0%,
                4/1/23 - 5/1/36                                            5,490,000
 5,490,000      Merrill Lynch, 2.32%, dated 5/30/08, repurchase
                price of $5,490,000 plus accrued interest on
                6/3/08 collateralized by $5,565,960 Freddie Mac
                Giant, 5.5 - 6.0%, 5/1/38                                  5,490,000
                                                                        ------------
                                                                        $ 27,450,000
                                                                        ------------

22  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
    Amount                                                                Value
                Securities Lending Collateral - 4.8% (c)
                Certificates of Deposit:
$1,014,551      American Express, 2.72%, 8/8/08                    $  1,014,551
   273,477      Banco Santander NY, 2.80%, 10/7/08                      273,477
   760,294      Banco Santander NY, 3.09%, 12/22/08                     760,294
 1,139,113      Bank Bovespa NY, 2.705%, 8/8/08                       1,139,113
   759,394      Bank of America, 2.80%, 8/22/08                         759,394
   759,113      Bank of Nova Scotia, 3.18%, 5/05/09                     759,113
   455,636      Bank of Scotland NY, 2.7%, 8/1/08                       455,636
   379,698      Bank of Scotland NY, 2.72%, 8/15/08                     379,698
   379,698      Bank of Scotland NY, 2.73%, 7/11/08                     379,698
   273,001      Bank of Scotland NY, 2.89%, 11/4/08                     273,001
   456,036      Bank of Scotland NY, 2.96%, 11/3/08                     456,036
   379,356      Bank of Scotland NY, 3.03%, 9/26/08                     379,356
 1,366,909      Barclay's Bank, 3.18%, 5/27/09                        1,366,909
   759,394      BNP Paribas NY, 2.88%, 7/23/08                          759,394
   455,647      Calyon NY, 2.85%, 8/25/08                               455,647
   637,891      Calyon NY, 2.64%, 9/29/08                               637,891
   240,757      Calyon NY, 2.69%, 01/16/09                              240,757
   759,394      Citibank, 2.85%, 7/29/08                                759,394
   630,297      Commonwealth Bank of Australia NY, 2.63%,
                7/11/08                                                 630,297
   637,891      Deutsche Bank Financial, 2.72%, 7/30/08                 637,891
   303,810      Deutsche Bank Financial, 2.72%, 8/4/08                  303,810
   151,864      Dexia Bank NY, 2.65%, 08/12/08                          151,864
   622,709      Dexia Bank NY, 2.69%, 8/7/08                            622,709
   562,428      Dexia Bank NY, 3.37%, 09/29/08                          562,428
    65,206      Fortis, 3.11%, 09/30/08                                  65,206
   151,836      Fortis, 3.14%, 06/30/08                                 151,836
 1,391,210      Intesa SanPaolo S.p.A., 2.72%, 5/22/09                1,391,210
   253,642      Lloyds Bank, 2.58%, 6/9/08                              253,642
   662,192      Lloyds Bank, 2.61%, 7/11/08                             662,192
   379,698      Lloyds Bank, 2.61%, 8/18/08                             379,698
   516,388      Natixis, 2.83%, 8/4/08                                  516,388
    87,708      NORDEA NY, 2.72%, 4/9/09                                 87,708

The accompanying notes are an integral part of these financial statements.   23

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Principal
    Amount                                                                Value
                Securities Lending Collateral - (continued)
$   72,752      NORDEA NY, 2.73%, 12/01/08                         $     72,752
   759,394      NORDEA NY, 2.81%, 8/29/08                               759,394
   121,463      Rabobank Nederland NY, 2.37%, 8/29/08                   121,463
   759,409      Rabobank Nederland NY, 2.58%, 6/9/08                    759,409
   379,698      Royal Bank of Canada NY, 2.57%, 7/15/08                 379,698
   293,130      Skandinavian Enskilda Bank NY, 2.70%, 7/17/08           293,130
   151,457      Skandinavian Enskilda Bank NY, 3.06%,
                02/13/09                                                151,457
    87,998      Skandinavian Enskilda Bank NY, 3.18%,
                09/22/08                                                 87,998
   630,297      Svenska Bank NY, 2.55%, 7/11/08                         630,297
   303,761      Svenska Bank NY, 2.70%, 7/17/08                         303,761
   956,837      Toronto Dominion Bank NY, 2.77%, 9/5/08                 956,837
   698,643      Wachovia Bank, 2.82%, 6/9/08                            698,643
   151,462      Wachovia, 3.62%,10/28/08                                151,462
                                                                   ------------
                                                                   $ 23,032,537
                                                                   ------------
                Commercial Paper:
   302,191      Bank of America, 2.88%, 8/11/08                    $    302,191
   232,880      Bank of America, 2.70%, 8/26/08                         232,880
   227,120      CBA, 2.70%, 7/11/08                                     227,120
   604,035      CBA, 2.88%, 8/18/08                                     604,035
   151,463      Deutsche Bank Financial, 2.72%, 7/9/08                  151,463
   121,366      Deutsche Bank Financial, 2.88%, 6/16/08                 121,366
   182,039      HSBC, 2.67%, 6/16/08                                    182,039
   151,778      HSBC, 2.72%, 6/9/08                                     151,778
   752,783      HSBC, 2.88%, 9/29/08                                    752,783
   151,262      HSBC, 2.89%, 7/21/08                                    151,262
   280,808      IBM, 3.18%, 2/13/09                                     280,808
   759,394      IBM, 3.18%, 6/26/09                                     759,394
   604,275      ING, 2.70%, 8/13/08                                     604,275
   151,814      Lloyds Bank, 2.88%, 6/6/08                              151,814
   935,892      Macquarie Bank, 2.87%, 6/26/08                          935,892
   151,771      Macquarie Bank, 2.87%, 6/9/08                           151,771
   227,097      Natixis, 2.87%, 7/10/08                                 227,097
   226,844      Natixis, 2.87%, 7/21/08                                 226,844

24  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
   Amount                                                                 Value
                Securities Lending Collateral - (continued)
$ 151,777       PARFIN, 2.70%, 6/9/08                              $    151,777
  186,734       PARFIN, 3.18%, 8/1/08                                   186,734
  151,769       RAB USA, 2.61%, 6/10/08                                 151,769
  300,187       Royal Bank of Scotland, 2.66%, 10/21/08                 300,187
  145,674       Royal Bank of Scotland, 3.00%, 6/12/08                  145,674
  377,855       Societe Generale, 2.93%, 7/30/08                        377,855
  151,480       Societe Generale, 2.98%, 7/2/08                         151,480
  302,137       Societe Generale, 3.18%, 8/5/08                         302,137
  603,846       Societe Generale, 3.18%, 8/22/08                        603,846
  302,187       SVSS NY, 3.18%, 8/11/08                                 302,187
  680,757       Unicredit Group, 2.89%, 7/17/08                         680,757
1,290,970       WestPac, 3.18%, 6/1/09                                1,290,970
                                                                   ------------
                                                                   $ 10,860,182
                                                                   ------------
                Mutual Funds:
  911,273       BlackRock Liquidity Money Market Fund, 3.18%       $    911,273
  911,273       Dreyfus Preferred Money Market Fund, 3.18%              911,273
                                                                   ------------
                                                                   $  1,822,547
                                                                   ------------
                Tri-party Repurchase Agreements:
3,037,577       ABN Amro, 2.2%, 6/2/08                             $  3,037,577
  450,366       Barclay's Bank, 2.2%, 6/2/08                            450,366
1,518,789       Deutsche Bank, 2.3%, 6/2/08                           1,518,789
3,796,970       Lehman Brothers, 2.2%, 6/2/08                         3,796,970
3,037,577       Merrill Lynch, 2.2%, 5/1/08                           3,037,577
                                                                   ------------
                                                                   $ 11,841,279
                                                                   ------------
                Other:
  453,393       ABS CFAT 2008-A A1, 2.88%, 12/22/08                $    453,393
                                                                   ------------
                Total Securities Lending Collateral                $ 48,009,937
                                                                   ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $75,459,937)                                 $ 75,459,937
                                                                   ------------
                TOTAL INVESTMENT IN SECURITIES - 107.2%
                (Cost $612,746,226) (a)                            $698,250,245
                                                                   ------------
                OTHER ASSETS AND LIABILITIES - (7.2)%              $(46,998,266)
                                                                   ------------
                TOTAL NET ASSETS - 100.0%                          $651,251,979
                                                                   ============

The accompanying notes are an integral part of these financial statements.   25

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.


(a) At May 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $615,925,589 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                         $109,366,514
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                          (27,041,858)
                                                                                ------------
       Net unrealized gain                                                      $82,324,656
                                                                                ============

(b)   At May 31, 2008, the following securities were out on loan:

         Shares   Description                                                          Value
       23,000     Abercrombie & Fitch Co.                                        $ 1,669,800
      107,000     Allergan, Inc.                                                   6,165,340
      226,000     Best Buy Co., Inc.                                              10,551,940
       12,000     CME Group, Inc.                                                  5,163,600
        5,000     Ecolab, Inc.                                                       224,150
       30,800     Henry Schein, Inc.*                                              1,716,176
      370,800     Hologic, Inc.*                                                   8,910,324
       64,000     Transocean Offshore, Inc.*                                       9,612,160
       13,000     Schlumberger, Ltd.                                               1,314,690
       13,000     Genentech, Inc.*                                                   921,310
       12,000     Charles Schwab Corp.                                               266,160
                                                                                 -----------
                  Total                                                          $46,515,650
                                                                                 ===========

(c)   Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2008 aggregated $122,376,120 and $191,093,630, respectively.

FAS 157 Footnote Disclosures

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


26  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a summary of the inputs used as of May 31, 2008, in valuing the Fund's assets:

                                                  Investments       Other Financial
Valuation Inputs                                  in Securities     Instruments*
------------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $ 622,790,308
Level 2 - Other Significant Observable Inputs        75,459,937
Level 3 - Significant Unobservable Inputs                     -
                                                  -------------
Total                                             $ 698,250,245            -
                                                  =============     ================


The accompanying notes are an integral part of these financial statements.   27

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 5/31/08 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $46,515,650) (cost $612,746,226)                          $698,250,245
  Cash                                                           1,117,954
  Receivables -
    Fund shares sold                                               846,881
    Dividends and interest                                         530,618
    Due from Pioneer Investment Management, Inc.                    18,831
  Other                                                             54,539
                                                              -------------
     Total assets                                             $700,819,068
                                                              -------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                   $  1,289,692
    Upon return of securities loaned                            48,009,937
  Due to affiliates                                                129,005
  Accrued expenses                                                 138,455
                                                              -------------
     Total liabilities                                        $ 49,567,089
                                                              -------------
NET ASSETS:
  Paid-in capital                                             $602,408,154
  Undistributed net investment income                               19,399
  Accumulated net realized loss on investments                 (36,679,593)
  Net unrealized gain on investments                            85,504,019
                                                              -------------
     Total net assets                                         $651,251,979
                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $166,175,108/12,870,253 shares)           $      12.91
                                                              =============
  Class B (based on $23,159,239/1,867,230 shares)             $      12.40
                                                              =============
  Class C (based on $55,351,152/4,438,195 shares)             $      12.47
                                                              =============
  Class R (based on $1,739,295/138,295 shares)                $      12.58
                                                              =============
  Class Y (based on $404,827,185/31,042,793 shares)           $      13.04
                                                              =============
MAXIMUM OFFERING PRICE:
  Class A ($12.91 [divided by] 94.25%)                        $      13.70
                                                              =============


28  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $56,088)     $3,499,655
  Interest                                                    284,294
  Income from securities loaned, net                           82,975
                                                           ----------
     Total investment income                                               $  3,866,924
                                                                           ------------
EXPENSES:
  Management fees                                          $2,582,180
  Transfer agent fees and expenses
    Class A                                                   221,884
    Class B                                                    55,630
    Class C                                                    59,642
    Class R                                                     2,999
    Class Y                                                    71,911
  Distribution fees
    Class A                                                   245,209
    Class B                                                   124,873
    Class C                                                   302,129
    Class R                                                     4,242
  Administrative fees                                          77,465
  Custodian fees                                               22,527
  Registration fees                                            41,536
  Professional fees                                            44,609
  Printing expense                                             26,025
  Fees and expenses of nonaffiliated trustees                   8,758
  Miscellaneous                                                89,911
                                                           ----------
     Total expenses                                                        $  3,981,530
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                     (127,695)
     Less fees paid indirectly                                                   (6,564)
                                                                           ------------
     Net expenses                                                          $  3,847,271
                                                                           ------------
       Net investment income                                               $     19,653
                                                                           ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                         $    474,223
                                                                           ------------
  Change in net unrealized gain on investments                             $(53,732,428)
                                                                           ------------
    Net loss on investments                                                $(53,258,205)
                                                                           ------------
    Net decrease in net assets resulting from operations                   $(53,238,552)
                                                                           ============


The accompanying notes are an integral part of these financial statements.   29

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/08 and the Year Ended 11/30/07

                                                            Six Months
                                                               Ended
                                                              5/31/08          Year Ended
                                                            (unaudited)         11/30/07
FROM OPERATIONS:
Net investment income                                     $       19,653     $    1,617,166
Net realized gain on investments                                 474,223         65,388,310
Change in net unrealized gain (loss) on investments          (53,732,428)        11,580,052
                                                          --------------     --------------
    Net increase (decrease) in net assets resulting
     from operations                                      $  (53,238,552)    $   78,585,528
                                                          --------------     --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class Y ($0.05 and $0.02 per share, respectively)     $   (1,477,602)    $   (1,052,541)
Net realized gain:
    Class A ($0.00 and $1.00 per share, respectively)                  -        (16,689,914)
    Class B ($0.00 and $1.00 per share, respectively)                  -         (2,031,663)
    Class C ($0.00 and $1.00 per share, respectively)                  -         (5,029,712)
    Class R ($0.00 and $1.00 per share, respectively)                  -           (157,130)
    Class Y ($0.00 and $1.00 per share, respectively)                  -        (31,063,880)
                                                          --------------     --------------
     Total distributions to shareowners                   $   (1,477,602)    $  (56,024,840)
                                                          --------------     --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $   85,612,349     $  274,300,096
Reinvestment of distributions                                    943,289         41,127,962
Cost of shares repurchased                                  (177,505,300)      (510,299,865)
                                                          --------------     --------------
    Net decrease in net assets resulting from
     Fund share transactions                              $  (90,949,662)    $ (194,871,807)
                                                          --------------     --------------
    Net decrease in net assets                            $ (145,665,816)    $ (172,311,119)
NET ASSETS:
Beginning of period                                          796,917,795        969,228,914
                                                          --------------     --------------
End of period                                             $  651,251,979     $  796,917,795
                                                          ==============     ==============
Undistributed net investment income                       $       19,399     $    1,477,348
                                                          ==============     ==============

30  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '08 Shares      '08 Amount       '07 Shares       '07 Amount
                                  (unaudited)      (unaudited)
CLASS A
Shares sold                         1,607,916    $  20,513,656       6,444,565    $   90,855,686
Reinvestment of distributions               -                -         922,807        12,376,526
Less shares repurchased            (6,183,473)     (77,293,537)     (9,060,601)     (130,535,061)
                                   ----------    -------------      ----------    --------------
    Net decrease                   (4,575,557)   $ (56,779,881)     (1,693,229)   $  (27,302,849)
                                   ==========    =============      ==========    ==============
CLASS B
Shares sold                           130,907    $   1,622,093         314,376    $    4,391,834
Reinvestment of distributions               -                -         133,002         1,721,398
Less shares repurchased              (427,084)      (5,158,870)       (852,968)      (11,846,873)
                                   ----------    -------------      ----------    --------------
    Net decrease                     (296,177)   $  (3,536,777)       (405,590)   $   (5,733,641)
                                   ==========    =============      ==========    ==============
CLASS C
Shares sold                           301,976    $   3,736,760       1,328,636    $   18,333,599
Reinvestment of distributions               -                -         257,037         3,344,555
Less shares repurchased            (1,175,806)     (14,324,771)     (2,028,118)      (28,404,164)
                                   ----------    -------------      ----------    --------------
    Net decrease                     (873,830)   $ (10,588,011)       (442,445)   $   (6,726,010)
                                   ==========    =============      ==========    ==============
CLASS R
Shares sold                            21,806    $     275,662          24,148    $      337,558
Reinvestment of distributions               -                -          11,079           144,932
Less shares repurchased               (52,205)        (688,394)         (9,658)         (135,505)
                                   ----------    -------------      ----------    --------------
    Net increase (decrease)           (30,399)   $    (412,732)         25,569    $      346,985
                                   ==========    =============      ==========    ==============
CLASS Y
Shares sold                         4,638,954    $  59,464,178      11,092,010    $  160,381,419
Reinvestment of distributions          66,711          943,289       1,733,696        23,540,551
Less shares repurchased            (6,197,671)     (80,039,728)    (23,255,190)     (339,378,262)
                                   ----------    -------------     -----------    --------------
    Net decrease                   (1,492,006)   $ (19,632,261)    (10,429,484)   $ (155,456,292)
                                   ==========    =============      ==========    ==============


The accompanying notes are an integral part of these financial statements.   31

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                       Ended
                                                                      5/31/08       Year Ended
                                                                    (unaudited)      11/30/07
CLASS A
Net asset value, beginning of period                                $   13.80        $ 13.69
                                                                    ---------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $       -(b)     $  0.01
 Net realized and unrealized gain (loss) on investments                 (0.89)          1.10
                                                                    ---------        -------
  Net increase (decrease) from investment operations                $   (0.89)       $  1.11
Distributions to shareowners:
 Net investment income                                                      -              -
 Net realized gain                                                          -          (1.00)
                                                                    ---------        -------
Net increase (decrease) in net asset value                          $   (0.89)       $  0.11
                                                                    ---------        -------
Net asset value, end of period                                      $   12.91        $ 13.80
                                                                    =========        =======
Total return*                                                           (6.45)%         8.35%
Ratio of net expenses to average net assets+                             1.20%**        1.22%
Ratio of net investment income (loss) to average net assets+            (0.07)%**       0.02%
Portfolio turnover rate                                                    36%**          43%
Net assets, end of period (in thousands)                            $ 166,175        $240,676
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.30%**        1.29%
 Net investment loss                                                    (0.17)%**      (0.05)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.20%**        1.20%
 Net investment income (loss)                                           (0.07)%**       0.04%

                                                                   Year Ended    Year Ended    Year Ended    Year Ended
                                                                    11/30/06      11/30/05    11/30/04 (a)    11/30/03
CLASS A
Net asset value, beginning of period                                $ 13.42       $ 12.51       $ 11.18       $ 10.74
                                                                    -------       -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.01)      $ (0.01)      $ (0.01)      $ (0.11)
 Net realized and unrealized gain (loss) on investments                0.35          1.32          1.34          1.17
                                                                    -------       -------       -------       -------
  Net increase (decrease) from investment operations                $  0.34       $  1.31       $  1.33       $  1.06
Distributions to shareowners:
 Net investment income                                                    -         (0.01)            -             -
 Net realized gain                                                    (0.07)        (0.39)            -         (0.62)
                                                                    -------       -------       -------       -------
Net increase (decrease) in net asset value                          $  0.27       $  0.91       $  1.33       $  0.44
                                                                    -------       -------       -------       -------
Net asset value, end of period                                      $ 13.69       $ 13.42       $ 12.51       $ 11.18
                                                                    =======       =======       =======       =======
Total return*                                                          2.52%        10.51%        11.90%        10.63%
Ratio of net expenses to average net assets+                           1.20%         1.30%         1.57%         2.00%
Ratio of net investment income (loss) to average net assets+          (0.04)%       (0.28)%       (0.11)%       (1.06)%
Portfolio turnover rate                                                  41%          140%           29%           53%
Net assets, end of period (in thousands)                            $262,081      $263,117      $37,193       $ 8,640
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.27%         1.30%         2.42%         2.77%
 Net investment loss                                                  (0.11)%       (0.28)%       (0.97)%       (1.83)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.20%         1.30%         1.57%         2.00%
 Net investment income (loss)                                         (0.04)%       (0.28)%       (0.11)%       (1.06)%

(a) Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.
(b) Rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.


32  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                           Ended
                                                                          5/31/08      Year Ended
                                                                        (unaudited)     11/30/07
CLASS B
Net asset value, beginning of period                                    $   13.31       $ 13.37
                                                                        ---------       -------
Increase (decrease) from investment operations:
 Net investment loss                                                    $   (0.06)      $ (0.12)
 Net realized and unrealized gain (loss) on investments                     (0.85)         1.06
                                                                        ---------       -------
  Net increase (decrease) from investment operations                    $   (0.91)      $  0.94
Distributions to shareowners:
 Net realized gain                                                              -         (1.00)
                                                                        ---------       -------
Net increase (decrease) in net asset value                              $   (0.91)      $ (0.06)
                                                                        ---------       -------
Net asset value, end of period                                          $   12.40       $ 13.31
                                                                        =========       =======
Total return*                                                               (6.54)%        7.27%
Ratio of net expenses to average net assets+                                 2.11%**       2.13%
Ratio of net investment loss to average net assets+                         (0.99)%**     (0.88)%
Portfolio turnover rate                                                        36%**         43%
Net assets, end of period (in thousands)                                $  23,159       $28,799
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                2.29%**       2.26%
 Net investment loss                                                        (1.17)%**     (1.01)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                2.10%**       2.10%
 Net investment loss                                                        (0.98)%**     (0.85)%

                                                                                                 2/17/04 (a)
                                                                      Year Ended   Year Ended         to
                                                                       11/30/06     11/30/05       11/30/04
CLASS B
Net asset value, beginning of period                                   $ 13.22      $ 12.44      $   11.86
                                                                       -------      -------      ---------
Increase (decrease) from investment operations:
 Net investment loss                                                   $ (0.14)     $ (0.06)     $   (0.02)
 Net realized and unrealized gain (loss) on investments                   0.36         1.23           0.60
                                                                       -------      -------      ---------
  Net increase (decrease) from investment operations                   $  0.22      $  1.17      $    0.58
Distributions to shareowners:
 Net realized gain                                                       (0.07)       (0.39)             -
                                                                       -------      -------      ---------
Net increase (decrease) in net asset value                             $  0.15      $  0.78      $    0.58
                                                                       -------      -------      ---------
Net asset value, end of period                                         $ 13.37      $ 13.22      $   12.44
                                                                       =======      =======      =========
Total return*                                                             1.65%        9.41%          4.89%***
Ratio of net expenses to average net assets+                              2.11%        2.15%          2.53%**
Ratio of net investment loss to average net assets+                      (0.95)%      (1.13)%        (0.72)%**
Portfolio turnover rate                                                     41%         140%            29%
Net assets, end of period (in thousands)                               $34,354      $41,685      $   4,161
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.28%        2.26%          2.94%**
 Net investment loss                                                     (1.12)%      (1.24)%        (1.13)%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             2.10%        2.14%          2.52%**
 Net investment loss                                                     (0.94)%      (1.12)%        (0.72)%**

(a) Class B shares were first publicly offered on February 17, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
*** Not Annualized
+   Ratios with no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.  33

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                           Ended
                                                                          5/31/08      Year Ended
                                                                        (unaudited)     11/30/07
CLASS C
Net asset value, beginning of period                                    $   13.38       $ 13.42
                                                                        ---------       -------
Increase (decrease) from investment operations:
 Net investment loss                                                    $   (0.06)      $ (0.10)
 Net realized and unrealized gain (loss) on investments                     (0.85)         1.06
                                                                        ---------       -------
  Net increase (decrease) from investment operations                    $   (0.91)      $  0.96
Distributions to shareowners:
 Net realized gain                                                              -         (1.00)
                                                                        ---------       -------
Net increase (decrease) in net asset value                              $   (0.91)      $ (0.04)
                                                                        ---------       -------
Net asset value, end of period                                          $   12.47       $ 13.38
                                                                        =========       =======
Total return*                                                               (6.80)%        7.39%
Ratio of net expenses to average net assets+                                 2.04%**       2.00%
Ratio of net investment loss to average net assets+                         (0.92)%**     (0.75)%
Portfolio turnover rate                                                        36%**         43%
Net assets, end of period (in thousands)                                $  55,351       $71,087
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                2.04%**       2.00%
 Net investment loss                                                        (0.92)%**     (0.75)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                2.04%**       1.99%
 Net investment loss                                                        (0.92)%**     (0.74)%

                                                                                                 2/17/04 (a)
                                                                      Year Ended   Year Ended         to
                                                                       11/30/06     11/30/05       11/30/04
CLASS C
Net asset value, beginning of period                                   $ 13.25      $ 12.45      $   11.86
                                                                       -------      -------      ---------
Increase (decrease) from investment operations:
 Net investment loss                                                   $ (0.11)     $ (0.09)     $   (0.01)
 Net realized and unrealized gain (loss) on investments                   0.35         1.28           0.60
                                                                       -------      -------      ---------
  Net increase (decrease) from investment operations                   $  0.24      $  1.19      $    0.59
Distributions to shareowners:
 Net realized gain                                                       (0.07)       (0.39)             -
                                                                       -------      -------      ---------
Net increase (decrease) in net asset value                             $  0.17      $  0.80      $    0.59
                                                                       -------      -------      ---------
Net asset value, end of period                                         $ 13.42      $ 13.25      $   12.45
                                                                       =======      =======      =========
Total return*                                                             1.80%        9.57%          4.97%***
Ratio of net expenses to average net assets+                              2.00%        2.09%          2.39%**
Ratio of net investment loss to average net assets+                      (0.83)%      (1.08)%        (0.40)%**
Portfolio turnover rate                                                     41%         140%            29%
Net assets, end of period (in thousands)                               $77,206      $70,096      $  14,601
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.00%        2.09%          2.71%**
 Net investment loss                                                     (0.83)%      (1.08)%        (0.72)%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             2.00%        2.09%          2.38%**
 Net investment loss                                                     (0.83)%      (1.08)%        (0.40)%**

(a) Class C shares were first publicly offered on February 17, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
*** Not Annualized
+   Ratios with no reduction for fees paid indirectly.

34  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                           Ended
                                                                          5/31/08      Year Ended
                                                                        (unaudited)     11/30/07
CLASS R
Net asset value, beginning of period                                    $   13.46       $ 13.41
                                                                        ---------       -------
Increase (decrease) from investment operations:
 Net investment loss                                                    $   (0.02)      $ (0.03)
 Net realized and unrealized gain (loss) on investments                     (0.86)         1.08
                                                                        ---------       -------
  Net increase (decrease) from investment operations                    $   (0.88)      $  1.05
Distributions to shareowners:
 Net realized gain                                                              -         (1.00)
                                                                        ---------       -------
Net increase (decrease) in net asset value                              $   (0.88)      $  0.05
                                                                        ---------       -------
Net asset value, end of period                                          $   12.58       $ 13.46
                                                                        =========       =======
Total return*                                                               (6.29)%        8.07%
Ratio of net expenses to average net assets+                                 1.45%**       1.46%
Ratio of net investment loss to average net assets+                         (0.33)%**     (0.21)%
Portfolio turnover rate                                                        36%**         43%
Net assets, end of period (in thousands)                                $   1,739       $ 2,270
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                1.69%**       1.56%
 Net investment loss                                                        (0.57)%**     (0.31)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                1.45%**       1.45%
 Net investment loss                                                        (0.33)%**     (0.20)%

                                                                                                 2/17/04 (a)
                                                                      Year Ended   Year Ended         to
                                                                       11/30/06     11/30/05       11/30/04
CLASS R
Net asset value, beginning of period                                   $ 13.17      $ 12.32      $   11.86
                                                                       -------      -------      ---------
Increase (decrease) from investment operations:
 Net investment loss                                                   $ (0.03)     $ (0.04)     $   (0.01)
 Net realized and unrealized gain (loss) on investments                   0.34         1.28           0.47
                                                                       -------      -------      ---------
  Net increase (decrease) from investment operations                   $  0.31      $  1.24      $    0.46
Distributions to shareowners:
 Net realized gain                                                       (0.07)       (0.39)             -
                                                                       -------      -------      ---------
Net increase (decrease) in net asset value                             $  0.24      $  0.85      $    0.46
                                                                       -------      -------      ---------
Net asset value, end of period                                         $ 13.41      $ 13.17      $   12.32
                                                                       =======      =======      =========
Total return*                                                             2.34%       10.08%          3.88%***
Ratio of net expenses to average net assets+                              1.45%        1.55%          1.78%**
Ratio of net investment loss to average net assets+                      (0.27)%      (0.51)%        (0.15)%**
Portfolio turnover rate                                                     41%         140%            29%
Net assets, end of period (in thousands)                               $ 1,920      $   951      $     153
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.61%        1.66%          2.06%**
 Net investment loss                                                     (0.43)%      (0.62)%        (0.43)%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.45%        1.55%          1.78%**
 Net investment loss                                                     (0.27)%      (0.51)%        (0.15)%**

(a) Class R shares were first publicly offered on February 17, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
*** Not Annualized
+   Ratios with no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.  35

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Six Months
                                                                              Ended
                                                                             5/31/08      Year Ended
                                                                           (unaudited)     11/30/07
CLASS Y
Net asset value, beginning of period                                        $ 13.96        $  13.82
                                                                            -------        --------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.01        $   0.07
 Net realized and unrealized gain (loss) on investments                       (0.88)           1.09
                                                                            -------        --------
  Net increase (decrease) from investment operations                        $ (0.87)       $   1.16
Distributions to shareowners:
 Net investment income                                                        (0.05)          (0.02)
 Net realized gain                                                                -           (1.00)
                                                                            -------        --------
Net increase (decrease) in net asset value                                  $ (0.92)       $   0.14
                                                                            -------        --------
Net asset value, end of period                                              $ 13.04        $  13.96
                                                                            =======        ========
Total return*                                                                 (6.54)%          8.67%
Ratio of net expenses to average net assets+                                   0.88%**         0.86%
Ratio of net investment income to average net assets+                          0.24%**         0.40%
Portfolio turnover rate                                                          36%**           43%
Net assets, end of period (in thousands)                                    $404,827       $454,085
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  0.88%**         0.86%
 Net investment income                                                         0.24%**         0.40%
Ratios with waiver of fees and assumption of expenses by PIM and reduc-
 tion for fees paid indirectly:
 Net expenses                                                                  0.88%**         0.86%
 Net investment income                                                         0.24%**         0.40%

                                                                                                        8/11/04 (a)
                                                                          Year Ended    Year Ended           to
                                                                           11/30/06      11/30/05         11/30/04
CLASS Y
Net asset value, beginning of period                                       $  13.48      $ 12.53        $    11.33
                                                                           --------      -------        ----------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.05      $     -(b)     $     0.03
 Net realized and unrealized gain (loss) on investments                        0.36         1.34              1.17
                                                                           --------      -------        ----------
  Net increase (decrease) from investment operations                       $   0.41      $  1.34        $     1.20
Distributions to shareowners:
 Net investment income                                                            -            -                 -
 Net realized gain                                                            (0.07)       (0.39)                -
                                                                           --------      -------        ----------
Net increase (decrease) in net asset value                                 $   0.34      $  0.95        $     1.20
                                                                           --------      -------        ----------
Net asset value, end of period                                             $  13.82      $ 13.48        $    12.53
                                                                           ========      =======        ==========
Total return*                                                                  3.03%       10.71%            10.59%***
Ratio of net expenses to average net assets+                                   0.80%        0.89%             1.09%**
Ratio of net investment income to average net assets+                          0.36%        0.14%             2.97%**
Portfolio turnover rate                                                          41%         140%               29%
Net assets, end of period (in thousands)                                   $593,667      $516,919       $   31,385
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  0.80%        0.89%             1.19%**
 Net investment income                                                         0.36%        0.14%             2.87%**
Ratios with waiver of fees and assumption of expenses by PIM and reduc-
 tion for fees paid indirectly:
 Net expenses                                                                  0.80%        0.89%             1.09%**
 Net investment income                                                         0.36%        0.14%             2.97%**

(a) Class Y shares were first publicly offered on August 11, 2004.
*   Amount rounds to less than $0.01 cent per share.
    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
*** Not Annualized
+   Ratios with no reduction for fees paid indirectly.

36  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies
Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on February 13, 2004, is the successor to the Oak Ridge Large Cap Equity Fund. Oak Ridge Large Cap Equity Fund, one of two series of portfolios that comprised Oak Ridge Funds, Inc., transferred all of the net assets of Class A shares in exchange for the Fund's Class A shares in a one-to-one exchange ratio, on February 17, 2004 pursuant to an agreement and plan of reorganization (the "reorganization") that was approved by the shareholders of Oak Ridge Large Cap Equity Fund on February 10, 2004. The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Class B, Class C and Class R were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fee rates and have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At May 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to statute of limitations; all other tax years remain open.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions payable will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended November 30, 2007 was as follows:

--------------------------------------------------------------------------------
                                                                        2007
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                  $ 1,052,541
  Long-term capital gain                                            54,972,299
                                                                   -----------
    Total                                                          $56,024,840
                                                                   ===========
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2007:

--------------------------------------------------------------------------------
                                                                        2007
--------------------------------------------------------------------------------
  Undistributed ordinary income                                   $  1,477,348
  Undistributed long-term gain                                       1,041,422
  Capital loss carryforward                                        (35,015,875)
  Unrealized appreciation                                          136,057,084
                                                                  ------------
    Total                                                         $103,559,979
                                                                  ============
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $15,948 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2008.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution expense rates.

E.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion. For the six months ended May 31, 2008, the net management fee was equivalent to 0.75% of the Fund's average daily net assets.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund. Prior to the reorganization, Oak Ridge Large Cap Equity Fund was advised by Oak Ridge, which received an annual fee equal to 0.60% of its average daily net assets.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition is consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2011 for Class A shares and April 1, 2009 for Class B, Class C shares and Class R shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,519 in management fees, administrative costs and certain others services payable to PIM at May 31, 2008.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $94,882 in transfer agent fees payable to PIMSS at May 31, 2008.

4.  Distribution and Service Plans

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. For the period from November 1, 2007 through January 31, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,604 in distribution fees payable to PFD at May 31, 2008.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y and Class R shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2008, CDSCs in the amount of $55,441 were paid to PFD.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2008, the Fund's expenses were reduced by $6,564 under such arrangements.

6.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2008, there were no such borrowings under such agreement.

7.  New Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Results of Shareholder Meeting

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust I, as noted below) follows:

--------------------------------------------------------------------------------
                                                                     Broker
                                 For          Withhold    Abstain   Non-Votes
--------------------------------------------------------------------------------
  Proposal 1 - To elect Trustees*
   John F. Cogan, Jr.     46,281.381.671   279,561.257   0         0
   Daniel K. Kingsbury    46,281.381.671   279,561.257   0         0
   David R. Bock          46,281.381.671   279,561.257   0         0
   Mary K. Bush           46,281.381.671   279,561.257   0         0
   Benjamin M. Friedman   46,281.381.671   279,561.257   0         0
   Margaret B.W. Graham   46,281.381.671   279,561.257   0         0
   Thomas J. Perna        46,281.381.671   279,561.257   0         0
   Marguerite A. Piret    46,280,739.863   280,203.065   0         0
   John Winthrop          46,281.381.671   279,561.257   0         0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Broker
                            For          Against       Abstain       Non-Votes
--------------------------------------------------------------------------------
  Proposal 2 - To
  approve an amend-
  ment to the
  Declaration of
  Trust*             42,906,597.906   662,725.934   312,277.088   2,679,342.000
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                         Broker
                               For          Against       Abstain       Non-Votes
-----------------------------------------------------------------------------------
  Proposal 3A - To
  approve changes
  to the Fund's
  fundamental
  investment policy
  relating to
  borrowing             43,246,700.511   320,134.676   314,765.741   2,679,342.000
  Proposal 3B - To
  approve changes
  to the Fund's
  fundamental
  investment policy
  relating to
  underwriting          43,283,811.013   263,600.382   334,189.533   2,679,342.000
  Proposal 3C - To
  approve changes
  to the Fund's
  fundamental
  investment policy
  relating to lending   43,223,100.301   324,480.497   334,020.130   2,679.342.000
  Proposal 3D - To
  approve changes
  to the Fund's
  fundamental
  investment policy
  relating to senior
  securities            43,286,358.746   271,568.382   323,673.800   2,679,342.000
  Proposal 3E - To
  approve changes
  to the Fund's
  fundamental
  investment policy
  relating to real
  estate                43,300,568.359   263,328.769   317,703.800   2,679,342.000
  Proposal 3F - To
  approve changes
  to the Fund's
  fundamental
  investment policy
  relating to
  commodities           43,262,498.601   290,332.527   328,769.800   2,679,342.000
-----------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                         Broker
                           For            Against         Abstain       Non-Votes
-----------------------------------------------------------------------------------
 Proposal 3G - To
 approve changes
 to the Fund's
 fundamental
 investment policy
 relating to
 concentration      43,258,762.658      282,039.737    340,798.533   2,679,342.000
 Proposal 3H - To
 approve changes
 to the Fund's
 fundamental
 investment policy
 relating to
 diversification    43,324,441.391      233,602.737    323,556.800   2,679,342.000
 Proposal 3I - To
 approve the
 conversion of the
 Fund's investment
 objective from
 fundamental to
 non-fundamental    28,382,700.231   15,141,655.300    357,245.397   2,679,342.000
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Broker
                           For          Against       Abstain       Non-Votes
--------------------------------------------------------------------------------
  Proposal 4 - To
  approve an
  Amended and
  Restated Manage-
  ment Agreement
  with PIM          43,296,597.246   261,902.084   323,101.598   2,679,342.000
--------------------------------------------------------------------------------


* Proposals 1 and 2 were voted on and approved by all series of Pioneer Series Trust I. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2007 and in the fourth quintile of its Morningstar category for the three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's underperformance with PIM, the Trustees agreed that they would monitor the performance of the Fund especially closely.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, and the contractual expense limitation agreed to by PIM with respect to the Fund.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240


Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    OAK RIDGE
                                    SMALL CAP
                                     GROWTH
                                      FUND

                                      ORIGX
                                  Ticker Symbol

                                   Semiannual
                                     Report

                                     5/31/08


                               [LOGO] PIONEER
                                      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            9

Prices and Distributions                                                    10

Performance Update                                                          11

Comparing Ongoing Fund Expenses                                             14

Schedule of Investments                                                     16

Financial Statements                                                        27

Notes to Financial Statements                                               34

Approval of Investment Advisory Agreement                                   43

Trustees, Officers and Service Providers                                    47

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued, and while the auction rate preferred market seized up. The U.S. Federal Reserve expanded its lender-of-last-resort role to include lending to primary dealers, and continued to cut interest rates. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth.

Markets reacted poorly to the developments leading up to the near failure of Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding year. Treasury bond prices rose as the market underwent a flight to quality. In the eleven weeks between the Bear Stearns event and the end of May 2008, though, there were no further market crises, recession fears faded in light of positive economic news, and stock markets rallied, recouping some of their first-quarter losses, while Treasury bond prices fell back.

The Dow Jones Industrial Average and Standard & Poor's 500 Index each fell 4%, and the NASDAQ Composite Index fell 5% over the six-month period ending May 31, 2008. The MSCI EAFE Developed Market Index of international stock markets fell 5%, and the MSCI Emerging Markets Index fell 2%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index,

Letter

rose 1% over the six-month period while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, rose 2%.

A weak U.S. dollar and substantial fiscal and monetary stimulus are potent support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective, and to adhere to a strategic plan rather than letting emotions drive investment decisions.

Respectfully,

/s/ Daniel K. Kingsbury
-----------------------
Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/08
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Small Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced performance during the six months ended May 31, 2008.

Q: How did the market and the Fund perform during the semiannual reporting period ended May 31, 2008?

A: The U.S. equity market lost ground during the past six months, with the bulk of the poor performance occurring in the interval from December 2007 through mid-March 2008. The reporting period opened with stock prices under substantial pressure, reflecting investors' growing realization that the mortgage and credit crises were not contained to the financial sector and were in fact spreading to then trended economy. Stocks went into free-fall through late December 2007 and the first half of January 2008 as a result, and then trended lower for another two months. While the market recovered nicely from its late-March low, this rally was not enough to offset the December-January downturn. Small-cap stocks lagged large caps, a reflection of investors' cautious outlook regarding the state of the slowing U.S. economy.

    For the six months ended May 31, 2008, the Fund's Class A shares produced a total return of 1.43% at net asset value. This represented strong relative performance given that the Fund's benchmark, the Russell 2000 Growth Index (the Russell Index), returned -3.16% over the same period, while the average return of the 612 funds in its Lipper peer group, Small Cap Growth Funds, was -5.66% for the six months ended May 31, 2008.

    The Fund also has outperformed both its benchmark and its peer group over the one-, three-, five-, and ten-year periods ended May 31, 2008. We believe that the Fund's strong track record reflects the effectiveness of our disciplined investment process, which uses fundamental research to identify high-quality companies with fast-growing earnings and reasonable valuations.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What elements of the Fund's positioning helped performance during the semi annual reporting period ended May 31, 2008?

A: Consistent with our bottom-up, research-based approach, individual stock selection was the most important factor in the Fund's outperformance. Our stock picks added value across a broad range of sectors, indicating that our process has been working well.

    We generated the largest margin of outperformance in the energy sector. The energy stocks in the Russell Index returned about 31% during the past half-year, reflecting the surging prices of both oil and natural gas. We are pleased to report that we outpaced this extraordinary return by a substantial margin, with the energy stocks held in the Fund surging 83% on average. In fact, the three best performing stocks in the portfolio for the six-month period were all energy companies. The leading gainers were Petrohawk Energy, which has had outstanding success in its exploration efforts; and Rexx Energy, whose stock more than doubled due to outstanding growth in its estimated reserves. Also delivering a robust return was Southwestern Energy. We initially bought this stock in August 2004, and since then its outstanding execution has caused it to grow out of the small-cap asset class. We therefore elected to sell the Fund's holding in Southwestern, locking in a gain of over 900% from our original purchase. A common theme with Petrohawk, Rexx, and Southwestern, is that at the time of the Fund's original purchase, the market was grossly underestimating the production potential of the regions in which these companies operate. All three companies exceeded expectations, a positive development that was reflected in the stocks' market performance.

    The consumer discretionary sector was also an area in which we added substantial value. Even though the group as a whole declined (about -10.5%) during the six-month period, the Fund's holdings rose approximately 7%. The Fund's biggest winner was True Religion Apparel, a seller of high-priced denim products that rose 45% due

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/08                             (continued)
--------------------------------------------------------------------------------

    to a number of factors, including strong growth and new store openings. Given that True Religion's market capitalization stands at only $600 million, we believe there is still a great deal of additional upside. Other winners of note were Central European Distributors, a U.S.-based company whose primary business is selling vodka in Poland; and WMS Industries, a maker of gaming machines that has been able to generate strong top-line revenue growth despite the challenging economic environment.

    Our stock selection in technology also provided a boost to Fund performance. Even though the Fund's holdings lost ground on an absolute basis, the Fund's -2% return in the sector compared favorably with the -8% return of the tech stocks in the Russell Index during the six-month period. The headline event for the Fund was the takeover of its holding in the engineering software company Ansoft by its competitor Ansys, also a Fund holding. The deal was done for half cash and half stock, meaning that Ansoft stock - which spiked on the initial news of the takeover - proceeded to climb higher still due to continued gains in Ansys (since the rising value of its stock increased the value of its offer). We also added value through a position in Bankrate, which outperformed on the strength of increased refinancing activity and its growing status as the media's default source for movements in mortgage rates, which is an important source of "free advertising." These winners were offset to some extent by positions in two weak stocks, Shutterfly and Dealertrack. Both have been sold from the portfolio.

    In materials, the Fund's outperformance was the result of a position in Airgas, a distributor of industrial, medical, and specialty gases. The stock soundly beat earnings estimates, hiked its dividend, and announced a share repurchase program, propelling its stock to a gain of over 20% despite the weakness in the broader market.

Q: Where was your stock selection less effective during the six-month period ended May 31, 2008?

A: Health care and industrials were the two sectors in which the Fund underperformed significantly. In health care, the most notable detractors were Healthways, the disease management company that was pressured by concerns about potential changes in government policy; and Omrix Biopharmaceuticals, whose shares

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    plunged in response to disappointing results. We retain a positive view on the two stocks, however, and both remain in the Fund.

    In the industrials sector, two Fund holdings were hit by concerns about the broader global economy. AAR, which provides products and services to the aviation, aerospace, and defense industries, declined sharply due to worries about the downturn in the aerospace cycle. In addition, Middleby, which sells commercial and industrial food service equipment, was hurt by concerns that slower economic growth will cause people to eat out less frequently, thereby reducing capital investment initiatives by restaurants.

Q:  What is your outlook for small-cap stocks?

A: The recent underperformance of small-cap stocks reflects investor concerns about the slowing U.S. economy. While small caps indeed tend to lag during recessions, we welcome the opportunities that become available when market participants paint the asset class with a broad brush. Our investment universe is large enough that there will always be a wealth of high-quality companies that meet our criteria, even in times of distress. In addition, the globalization of the economy means that there are a growing number of small-cap companies with diverse, worldwide customer bases. This means that the asset class is no longer entirely dependent on domestic growth trends. WMS Industries, for example, exceeded analysts' earnings estimates due in part to a 52% increase in its international sales. It should also be noted that valuations for the small-cap asset class are at reasonable levels, meaning that additional market volatility has the potential to create some attractive buying opportunities.

    With this as background, we are emphasizing companies with favorable bottom-up growth stories, strong balance sheets, and ready access to cash that can be used to fund growth. We believe our focus on fundamentals, which has held the Fund in good stead over time, will prove well-suited to a potentially challenging environment.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/08                             (continued)
--------------------------------------------------------------------------------

interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                     73.4%
Depositary Receipts for International Stocks            4.6%
Temporary Cash Investments                             22.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Materials                                               2.7%
Consumer Staples                                        4.4%
Financials                                              9.6%
Energy                                                 10.5%
Consumer Discretionary                                 14.6%
Health Care                                            15.5%
Industrials                                            20.6%
Information Technology                                 22.1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

 1.   Petrohawk Energy Corp.                           4.88%
 2.   Ansys, Inc.                                      3.82
 3.   Central Euro Distribution Corp.                  3.31
 4.   Wolverine World Wide, Inc.                       3.03
 5.   True Religion Apparel, Inc.                      2.86
 6.   Rex Energy Corp.                                 2.81
 7.   Bucyrus International, Inc.                      2.74
 8.   Airgas, Inc.                                     2.74
 9.   Quanta Services, Inc.                            2.43
10.   LKQ Corp.                                        2.40

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class       5/31/08       11/30/07
-----       -------       --------
 A          $26.19        $25.82
 B          $25.14        $24.90
 C          $23.54        $23.30

Distributions Per Share
--------------------------------------------------------------------------------

                       12/1/07 - 5/31/08
         ----------------------------------------------
         Net Investment     Short-Term      Long-Term
Class        Income       Capital Gains   Capital Gains
-----        ------       -------------   -------------
  A            $  -            $  -            $  -
  B            $  -            $  -            $  -
  C            $  -            $  -            $  -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-13.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of May 31, 2008)

                                       Net Asset     Public Offering
Period                                 Value (NAV)   Price (POP)
10 Years                                6.97%         6.34%
5 Years                                13.26         11.93
1 Year                                 -0.62         -6.33
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)

                                        Gross          Net
                                        1.53%         1.40%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Oak Ridge         Russell 2000
              Small Cap Growth Fund     Growth Index
5/31/1998      $9,425                   $10,000
               $8,009                   $10,393
5/31/2000     $10,409                   $12,439
              $11,455                   $10,482
5/31/2002     $10,706                    $8,824
               $9,919                    $7,977
5/31/2004     $12,412                   $10,352
              $14,470                   $10,805
5/31/2006     $16,273                   $12,774
              $18,605                   $15,019
5/31/2008     $18,490                   $14,159

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund from January 3, 1994 to February 13, 2004 is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of May 31, 2008)

                                           If          If
Period                                    Held      Redeemed
10 Years                                  6.12%       6.12%
5 Years                                  12.30       12.30
1 Year                                   -1.50       -5.11
------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)

                                          Gross        Net
                                          2.32%       2.30%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Oak Ridge         Russell 2000
              Small Cap Growth Fund     Growth Index
5/31/1998     $10,000                   $10,000
               $8,437                   $10,393
5/31/2000     $10,884                   $12,439
              $11,889                   $10,482
5/31/2002     $11,029                    $8,824
              $10,142                    $7,977
5/31/2004     $12,604                   $10,352
              $14,576                   $10,805
5/31/2006     $16,243                   $12,774
              $18,395                   $15,019
5/31/2008     $18,119                   $14,159

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 30, 2009, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class B shares of the Fund from January 3, 1994 to February 13, 2004 is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc. on February 13, 2004.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of May 31, 2008)

                                          If          If
Period                                   Held      Redeemed
10 Years                                 6.16%       6.16%
5 Years                                 12.37       12.37
1 Year                                  -1.40       -1.40
-----------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2008)

                                         Gross        Net
                                         2.20%       2.20%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Oak Ridge         Russell 2000
              Small Cap Growth Fund     Growth Index
5/31/1998     $10,000                   $10,000
               $8,446                   $10,393
5/31/2000     $10,893                   $12,439
              $11,901                   $10,482
5/31/2002     $11,036                    $8,824
              $10,145                    $7,977
5/31/2004     $12,602                   $10,352
              $14,569                   $10,805
5/31/2006     $16,259                   $12,774
              $18,431                   $15,019
5/31/2008     $18,174                   $14,159

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 30, 2009, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares of the Fund from January 3, 1994, to February 13, 2004, is the performance of Oak Ridge Small Cap Equity Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges payable on Class C shares (but not other differences in expenses).

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on actual returns from December 1, 2007 through May 31, 2008.

Share Class                          A              B              C
--------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
On 12/1/07

Ending Account Value             $1,014.30      $1,009.60      $1,010.30
On 5/31/08

Expenses Paid During Period*     $    7.05      $   11.56      $   11.26

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, and 2.24% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from December 1, 2007 through May 31, 2008.

Share Class                          A              B              C
--------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
On 12/1/07

Ending Account Value             $1,018.00      $1,013.50      $1,013.80
On 5/31/08

Expenses Paid During Period*     $    7.06      $   11.58      $   11.28

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.30%, and 2.24% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                         Value
              COMMON STOCKS - 96.0%
              Energy - 10.0%
              Oil & Gas Equipment & Services - 1.0%
114,243       Superior Well Services, Inc.*(b)           $  2,826,372
                                                         ------------
              Oil & Gas Exploration & Production - 9.0%
125,000       Concho Resources, Inc.*                    $  3,987,500
403,025       Petrohawk Energy Corp.*                      11,840,875
305,100       Rex Energy Corp.*                             6,822,036
                                                         ------------
                                                         $ 22,650,411
                                                         ------------
              Total Energy                               $ 25,476,783
                                                         ------------
              Materials - 2.6%
              Industrial Gases - 2.6%
112,100       Airgas, Inc.                               $  6,632,957
                                                         ------------
              Total Materials                            $  6,632,957
                                                         ------------
              Capital Goods - 14.6%
              Aerospace & Defense - 5.3%
152,380       AAR Corp.*                                 $  2,937,886
112,100       Moog, Inc.*                                   5,082,614
208,000       Orbital Sciences Corp.*                       5,399,680
                                                         ------------
                                                         $ 13,420,180
                                                         ------------
              Construction & Engineering - 2.3%
183,650       Quanta Services, Inc.*(b)                  $  5,884,146
                                                         ------------
              Construction & Farm Machinery & Heavy Trucks - 2.7%
 93,870       Bucyrus International, Inc.                $  6,644,119
                                                         ------------
              Industrial Machinery - 4.3%
 82,000       Altra Holdings, Inc.*                      $  1,428,440
  5,000       Colfax Corp.*                                   123,950
124,802       Idex Corp.                                    4,847,310
 78,424       The Middleby Corp.*(b)                        4,477,226
                                                         ------------
                                                         $ 10,876,926
                                                         ------------
              Total Capital Goods                        $ 36,825,371
                                                         ------------
              Commercial Services & Supplies - 3.6%
              Diversified Commercial Services - 1.4%
 75,855       The Advisory Board Co.*                    $  3,502,225
                                                         ------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                         Value
              Environmental & Facilities Services - 2.2%
170,015       Waste Connections, Inc.*                   $  5,581,592
                                                         ------------
              Total Commercial Services & Supplies       $  9,083,817
                                                         ------------
              Transportation - 1.5%
              Trucking - 1.5%
211,195       Knight Transportation, Inc. (b)            $  3,856,421
                                                         ------------
              Total Transportation                       $  3,856,421
                                                         ------------
              Consumer Durables & Apparel - 7.3%
              Apparel, Accessories & Luxury Goods - 2.8%
274,600       True Religion Apparel, Inc.*(b)            $  6,941,888
                                                         ------------
              Footwear - 4.5%
277,870       Iconix Brand Group, Inc.*(b)               $  4,029,115
255,525       Wolverine World Wide, Inc. (b)                7,336,123
                                                         ------------
                                                         $ 11,365,238
                                                         ------------
              Total Consumer Durables & Apparel          $ 18,307,126
                                                         ------------
              Consumer Services - 1.2%
              Casinos & Gaming - 1.2%
 84,200       WMS Industries, Inc.*(b)                   $  3,118,768
                                                         ------------
              Total Consumer Services                    $  3,118,768
                                                         ------------
              Retailing - 2.3%
              Distributors - 2.3%
262,960       LKQ Corp.*(b)                              $  5,827,194
                                                         ------------
              Total Retailing                            $  5,827,194
                                                         ------------
              Food, Beverage & Tobacco - 3.2%
              Distillers & Vintners - 3.2%
112,400       Central Euro Distribution Corp.*           $  8,020,864
                                                         ------------
              Total Food, Beverage & Tobacco             $  8,020,864
                                                         ------------
              Household & Personal Products - 4.3%
              Household Products - 1.6%
 70,192       Church & Dwight Co., Inc.                  $  3,996,031
                                                         ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Shares                                                         Value
              Personal Products - 2.7%
 87,200       Alberto-Culver Co. (Class B)               $  2,304,696
 72,000       Chattem, Inc.*(b)                             4,479,120
                                                         ------------
                                                         $  6,783,816
                                                         ------------
              Total Household & Personal Products        $ 10,779,847
                                                         ------------
              Health Care Equipment & Services - 10.9%
              Health Care Distributors - 1.6%
105,845       MWI Veterinary Supply, Inc.*               $  4,055,980
                                                         ------------
              Health Care Equipment - 3.7%
 55,200       IDEXX Laboratories, Inc.*                  $  2,787,600
 86,250       Meridian Bioscience, Inc.                     2,529,713
137,485       Palomar Medical Technologies, Inc.*(b)        1,520,584
 81,900       Sirona Dental Systems, Inc.*(b)               2,429,154
                                                         ------------
                                                         $  9,267,051
                                                         ------------
              Health Care Services - 3.0%
104,775       American Healthways, Inc.*                 $  3,384,233
131,858       HealthExtras, Inc.*                           4,120,563
                                                         ------------
                                                         $  7,504,796
                                                         ------------
              Health Care Supplies - 2.6%
 70,355       Haemonetics Corp.*                         $  3,965,208
100,700       Immucor, Inc.*(b)                             2,701,781
                                                         ------------
                                                         $  6,666,989
                                                         ------------
              Total Health Care Equipment & Services     $ 27,494,816
                                                         ------------
              Pharmaceuticals & Biotechnology - 4.0%
              Biotechnology - 1.1%
153,800       Omrix Biopharmaceuticals, Inc.*(b)         $  2,797,622
                                                         ------------
              Life Sciences Tools & Services - 1.5%
186,004       Qiagen NV*                                 $  3,703,340
                                                         ------------
              Pharmaceuticals - 1.4%
168,185       Sciele Pharma, Inc.*(b)                    $  3,684,933
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $ 10,185,895
                                                         ------------
              Diversified Financials - 6.2%
              Asset Management & Custody Banks - 2.0%
 48,500       Affiliated Managers Group, Inc.*(b)        $  4,971,250
                                                         ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                          Value
              Investment Banking & Brokerage - 2.8%
 85,609       FCS Stone Group, Inc.*                      $  3,349,880
 65,000       Stiffel Financial Corp.*(b)                    3,710,850
                                                          ------------
                                                          $  7,060,730
                                                          ------------
              Specialized Finance - 1.4%
 89,540       Portfolio Recovery Associates, Inc. (b)     $  3,679,199
                                                          ------------
              Total Diversified Financials                $ 15,711,179
                                                          ------------
              Insurance - 3.0%
              Property & Casualty Insurance - 3.0%
 80,355       ProAssurance Corp.*                         $  4,116,587
130,200       Tower Group, Inc.                              3,394,314
                                                          ------------
                                                          $  7,510,901
                                                          ------------
              Total Insurance                             $  7,510,901
                                                          ------------
              Software & Services - 16.5%
              Application Software - 8.6%
119,715       Ansoft Corp.*                               $  4,367,203
195,800       Ansys, Inc.*                                   9,261,340
306,600       Informatica Corp.*(b)                          5,518,800
 91,100       Solera Holdings, Inc.*                         2,484,297
                                                          ------------
                                                          $ 21,631,640
                                                          ------------
              Data Processing & Outsourced Services - 2.9%
 69,050       Syntel, Inc. (b)                            $  2,257,935
155,700       Wright Express Corp.*                          4,979,286
                                                          ------------
                                                          $  7,237,221
                                                          ------------
              Internet Software & Services - 2.9%
102,600       Bankrate, Inc.*(b)                          $  5,181,300
175,200       China Fire & Security Group, Inc.*(b)          2,112,912
                                                          ------------
                                                          $  7,294,212
                                                          ------------
              Systems Software - 2.1%
163,970       Micros Systems, Inc.*                       $  5,406,091
                                                          ------------
              Total Software & Services                   $ 41,569,164
                                                          ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Shares                                                                        Value
             Semiconductors - 4.8%
 89,609      Diodes, Inc.*(b)                                           $  2,529,662
128,642      Hittite Microwave Corp.*                                      5,139,245
158,900      Microsemi Corp.*(b)                                           4,353,860
                                                                        ------------
                                                                        $ 12,022,767
                                                                        ------------
             Total Semiconductors                                       $ 12,022,767
                                                                        ------------
             TOTAL COMMON STOCKS
             (Cost $188,892,032)                                        $242,423,870
                                                                        ============

 Principal
    Amount
                TEMPORARY CASH INVESTMENTS - 27.1%
                Repurchase Agreements - 3.9%
$1,965,000      Bank of America, 2.25%, dated 5/30/08, repurchase
                price of $1,965,000 plus accrued interest on
                6/3/08 collateralized by the following:
                 $2,726,360 Federal National Mortgage
                  Association, 5.0%, 7/1/35
                 $86,755 Government National Mortgage
                  Association II, 6.0%, 5/20/38                         $  1,965,000
 1,965,000      Barclays Plc, 2.25%, dated 5/30/08, repurchase
                price of $1,965,000 plus accrued interest on
                6/3/08 collateralized by the following:
                 $805,328 Freddie Mac Giant, 5.5 - 6.0%,
                  1/1/35 - 2/1/38
                 $402,160 Federal National Mortgage Association
                  (ARM), 5.519%, 3/1/36
                 $1,171,591 Federal National Mortgage
                  Association, 4.5 - 5.5%, 12/1/37 - 4/1/38                1,965,000
 1,965,000      Deutsche Bank, 2.26%, dated 5/30/08, repurchase
                price of $1,965,000 plus accrued interest on
                6/3/08 collateralized by the following:
                 $1,688,811 Freddie Mac Giant, 5.0 - 6.5%,
                  4/1/19 - 6/1/38
                 $864,606 U.S. Treasury Strip, 0.0%, 8/15/25
                 $108,163 Federal National Mortgage Association
                  (ARM), 4.778 - 5.565%, 6/1/16 - 5/1/37                   1,965,000

20   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
    Amount                                                                Value
$1,965,000      JP Morgan, 2.32%, dated 5/30/08, repurchase
                price of $1,965,000 plus accrued interest on
                6/3/08 collateralized by $3,055,330 Federal
                National Mortgage Association, 4.5 - 6.0%,
                4/1/23 - 5/1/36                                    $  1,965,000
 1,965,000      Merrill Lynch, 2.32%, dated 5/30/08,
                repurchase price of $1,965,000 plus accrued
                interest on 6/3/08 collateralized by $1,992,188
                Federal National Mortgage Association,
                5.5 - 6.0%, 5/1/38                                    1,965,000
                                                                   ------------
                                                                   $  9,825,000
                                                                   ------------
                Security Lending Collateral - 4.8% (c)
                Certificates of Deposit:
 1,240,184      American Express, 2.72%, 8/8/08                    $  1,240,184
   334,298      Banco Santander NY, 2.80%, 10/7/08                      334,298
   929,382      Banco Santander NY, 3.09%, 12/22/08                     929,382
 1,392,449      Bank Bovespa NY, 2.705%, 8/8/08                       1,392,449
   928,281      Bank of America, 2.80%, 8/22/08                         928,281
   927,937      Bank of Nova Scotia, 3.18%, 5/05/09                     927,937
   556,968      Bank of Scotland NY, 2.7%, 8/1/08                       556,968
   464,141      Bank of Scotland NY, 2.72%, 8/15/08                     464,141
   464,141      Bank of Scotland NY, 2.73%, 7/11/08                     464,141
   333,716      Bank of Scotland NY, 2.89%, 11/4/08                     333,716
   557,457      Bank of Scotland NY, 2.96%, 11/3/08                     557,457
   463,724      Bank of Scotland NY, 3.03%, 9/26/08                     463,724
 1,670,907      Barclay's Bank, 3.18%, 5/27/09                        1,670,907
   928,281      BNP Paribas NY, 2.88%, 7/23/08                          928,281
   556,982      Calyon NY, 2.85%, 8/25/08                               556,982
   779,756      Calyon NY, 2.64%, 9/29/08                               779,756
   294,301      Calyon NY, 2.69%, 01/16/09                              294,301
   928,281      Citibank, 2.85%, 7/29/08                                928,281
   770,473      Commonwealth Bank of Australia NY,
                  2.63%, 7/11/08                                        770,473
   779,756      Deutsche Bank Financial, 2.72%, 7/30/08                 779,756
   371,377      Deutsche Bank Financial, 2.72%, 8/4/08                  371,377
   185,638      Dexia Bank NY, 2.65%, 08/12/08                          185,638

The accompanying notes are an integral part of these financial statements.   21

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal
   Amount                                                               Value
               Security Lending Collateral - (continued)
$ 761,198      Dexia Bank NY, 2.69%, 8/7/08                       $   761,198
  687,511      Dexia Bank NY, 3.37%, 09/29/08                         687,511
   79,707      Fortis, 3.11%, 09/30/08                                 79,707
  185,604      Fortis, 3.14%, 06/30/08                                185,604
1,700,612      Intesa SanPaolo S.p.A., 2.72%, 5/22/09               1,700,612
  310,052      Lloyds Bank, 2.58%, 6/9/08                             310,052
  809,462      Lloyds Bank, 2.61%, 7/11/08                            809,462
  464,141      Lloyds Bank, 2.61%, 8/18/08                            464,141
  631,232      Natixis, 2.83%, 8/4/08                                 631,232
  107,214      NORDEA NY, 2.72%, 4/9/09                               107,214
   88,931      NORDEA NY, 2.73%, 12/01/08                              88,931
  928,281      NORDEA NY, 2.81%, 8/29/08                              928,281
  148,476      Rabobank Nederland NY, 2.37%, 8/29/08                  148,476
  928,300      Rabobank Nederland NY, 2.58%, 6/9/08                   928,300
  464,141      Royal Bank of Canada NY, 2.57%, 7/15/08                464,141
  358,322      Skandinavian Enskilda Bank NY, 2.70%, 7/17/08          358,322
  185,141      Skandinavian Enskilda Bank NY, 3.06%, 02/13/09         185,141
  107,568      Skandinavian Enskilda Bank NY, 3.18%, 09/22/08         107,568
  770,473      Svenska Bank NY, 2.55%, 7/11/08                        770,473
  371,317      Svenska Bank NY, 2.70%, 7/17/08                        371,317
1,169,635      Toronto Dominion Bank NY, 2.77%, 9/5/08              1,169,635
  854,019      Wachovia Bank, 2.82%, 6/9/08                           854,019
  185,146      Wachovia, 3.62%,10/28/08                               185,146
                                                                  -----------
                                                                  $28,154,919
                                                                  -----------
               Commercial Paper:
  369,397      Bank of America, 2.88%, 8/11/08                    $   369,397
  284,672      Bank of America, 2.70%, 8/26/08                        284,672
  277,631      CBA, 2.70%, 7/11/08                                    277,631
  738,371      CBA, 2.88%, 8/18/08                                    738,371
  185,148      Deutsche Bank Financial, 2.72%, 7/9/08                 185,148
  148,357      Deutsche Bank Financial, 2.88%, 6/16/08                148,357
  222,524      HSBC, 2.67%, 6/16/08                                   222,524
  185,533      HSBC, 2.72%, 6/9/08                                    185,533
  920,200      HSBC, 2.88%, 9/29/08                                   920,200

22   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
    Amount                                                            Value
               Security Lending Collateral - (continued)
$  184,902     HSBC, 2.89%, 7/21/08                             $   184,902
   343,259     IBM, 3.18%, 2/13/09                                  343,259
   928,281     IBM, 3.18%, 6/26/09                                  928,281
   738,664     ING, 2.70%, 8/13/08                                  738,664
   185,577     Lloyds Bank, 2.88%, 6/6/08                           185,577
 1,144,032     Macquarie Bank, 2.87%, 6/26/08                     1,144,032
   185,524     Macquarie Bank, 2.87%, 6/9/08                        185,524
   277,603     Natixis, 2.87%, 7/10/08                              277,603
   277,293     Natixis, 2.87%, 7/21/08                              277,293
   185,531     PARFIN, 2.70%, 6/9/08                                185,531
   228,264     PARFIN, 3.18%, 8/1/08                                228,264
   185,522     RAB USA, 2.61%, 6/10/08                              185,522
   366,947     Royal Bank of Scotland, 2.66%, 10/21/08              366,947
   178,072     Royal Bank of Scotland, 3.00%, 6/12/08               178,072
   461,889     Societe Generale, 2.93%, 7/30/08                     461,889
   185,168     Societe Generale, 2.98%, 7/2/08                      185,168
   369,331     Societe Generale, 3.18%, 8/5/08                      369,331
   738,140     Societe Generale, 3.18%, 8/22/08                     738,140
   369,393     SVSS NY, 3.18%, 8/11/08                              369,393
   832,156     Unicredit Group, 2.89%, 7/17/08                      832,156
 1,578,078     WestPac, 3.18%, 6/1/09                             1,578,078
                                                                -----------
                                                                $13,275,461
                                                                -----------
               Mutual Funds:
$1,113,938     BlackRock Liquidity Money Market Fund, 3.18%     $ 1,113,938
 1,113,938     Dreyfus Preferred Money Market Fund, 3.18%         1,113,938
                                                                -----------
                                                                $ 2,227,877
                                                                -----------
               Tri-party Repurchase Agreements:
$3,713,126     ABN Amro, 2.2%, 6/2/08                           $ 3,713,126
   550,526     Barclay's Bank, 2.2%, 6/2/08                         550,526
 1,856,564     Deutsche Bank, 2.3%, 6/2/08                        1,856,564
 4,641,408     Lehman Brothers, 2.2%, 6/2/08                      4,641,408
 3,713,126     Merrill Lynch, 2.2%, 5/1/08                        3,713,126
                                                                -----------
                                                                $14,474,751
                                                                -----------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

 Principal
    Amount                                                                            Value
                Security Lending Collateral - (continued)
                Other:
$  554,226      ABS CFAT 2008-A A1, 2.88%, 12/22/08                            $    554,226
                                                                               ------------
                Total Securities Lending Collateral                            $ 58,687,233
                                                                               ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $68,512,233)                                             $ 68,512,233
                                                                               ------------
                TOTAL INVESTMENT IN SECURITIES - 123.1%
                (Cost $257,404,265) (a)                                        $310,936,103
                                                                               ------------
                OTHER ASSETS AND LIABILITIES - (23.1)%                         $(58,460,203)
                                                                               ------------
                TOTAL NET ASSETS - 100.0%                                      $252,475,900
                                                                               ============

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At May 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $257,411,556 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                       $64,825,434
         Aggregate gross unrealized loss for all investments in which there is
         an excess of tax cost over value                                       (11,300,887)
                                                                                -----------
         Net unrealized gain                                                    $53,524,547
                                                                                ===========

24   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b)      At May 31, 2008, the following securities were out on loan:

          Shares     Description                                   Value
          47,440     Affiliated Managers Group, Inc.*        $ 4,862,600
         101,550     Bankrate, Inc.*                           5,128,275
          71,250     Chattem, Inc.*                            4,432,463
         173,000     China Fire & Security Group, Inc.*        2,086,380
           1,000     Diodes, Inc.*                                28,230
         208,900     Knight Transportation, Inc.               3,814,514
         152,000     LKQ Corp.*                                3,368,320
         110,300     Microsemi Corp.*                          3,022,220
          77,600     The Middleby Corp.*                       4,430,184
          22,200     Omrix Biopharmaceuticals, Inc.*             403,818
          38,400     Palomar Medical Technologies*               424,704
         166,500     Sciele Pharma, Inc.*                      3,648,015
          81,000     Sirona Dental Systems, Inc.*              2,402,460
          25,400     Stiffel Financial Corp.*                  1,450,086
          10,000     Superior Well Services, Inc.*               247,400
          28,000     Syntel, Inc.                                915,600
         261,850     True Religion Apparel, Inc.*              6,619,568
          32,400     WMS Industries, Inc.*                     1,200,096
          88,400     Portfolio Recovery Associates, Inc.       3,632,356
          14,600     Quanta Services, Inc.*                      467,784
         275,000     Iconix Brand Group, Inc.*                 3,987,500
          10,600     Immucor, Inc.*                              284,398
           3,000     Informatica Corp.*                           54,000
          10,000     Wolverine World Wide, Inc.                  287,100
                                                             -----------
                     Total                                   $57,198,071
                                                             ===========

(c)      Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2008 aggregated $40,253,404 and $52,708,415, respectively.

FAS 157 Footnote Disclosures

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.   25

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of May 31, 2008, in valuing the Fund's assets:

                                                   Investments      Other Financial
Valuation Inputs                                   in Securities    Instruments*
-----------------------------------------------------------------------------------
Level 1 - Quoted Prices                           $ 242,423,870
Level 2 - Other Significant Observable Inputs        68,512,233
Level 3 - Significant Unobservable Inputs                     -
                                                  -------------
Total                                             $ 310,936,103            -
                                                  =============

26   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 5/31/08 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $57,198,071) (cost $257,404,265)                           $310,936,103
  Cash                                                              374,618
  Receivables -
    Fund shares sold                                                243,735
    Dividends and interest                                            6,890
    Due from Pioneer Investment Management, Inc.                     35,168
  Other                                                              33,444
                                                               ------------
     Total assets                                              $311,629,958
                                                               ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $    324,512
    Upon return of securities loaned                             58,687,233
  Due to affiliates                                                  79,164
  Accrued expenses                                                   63,149
                                                               ------------
     Total liabilities                                         $ 59,154,058
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $194,885,133
  Accumulated net investment loss                                (1,269,681)
  Accumulated net realized gain on investments                    5,328,610
  Net unrealized gain on investments                             53,531,838
                                                               ------------
     Total net assets                                          $252,475,900
                                                               ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $212,596,160/8,118,421 shares)             $      26.19
                                                               ============
  Class B (based on $6,255,401/248,830 shares)                 $      25.14
                                                               ============
  Class C (based on $33,624,339/1,428,599 shares)              $      23.54
                                                               ============
MAXIMUM OFFERING PRICE:
  Class A ($26.19 [divided by] 94.25%)                         $      27.79
                                                               ============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/08

INVESTMENT INCOME:
  Dividends                                              $  185,372
  Interest                                                  142,499
  Income from securities loaned, net                        288,086
                                                         ----------
     Total investment income                                             $   615,957
                                                                         -----------
EXPENSES:
  Management fees                                        $1,043,831
  Transfer agent fees and expenses
    Class A                                                 373,274
    Class B                                                  10,869
    Class C                                                  44,922
  Distribution fees
    Class A                                                 210,702
    Class B                                                  30,928
    Class C                                                 167,426
  Administrative fees                                        27,631
  Custodian fees                                             13,983
  Registration fees                                          25,188
  Professional fees                                          28,756
  Printing expense                                           19,358
  Fees and expenses of nonaffiliated trustees                 3,600
  Miscellaneous                                              33,131
                                                         ----------
     Total expenses                                                      $ 2,033,599
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                  (141,339)
     Less fees paid indirectly                                                (6,622)
                                                                         -----------
     Net expenses                                                        $ 1,885,638
                                                                         -----------
       Net investment loss                                               $(1,269,681)
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investments                                       $ 5,819,327
                                                                         -----------
  Change in net unrealized gain on investments                           $(2,272,701)
                                                                         -----------
  Net gain on investments                                                $ 3,546,626
                                                                         -----------
  Net increase in net assets resulting from operations                   $ 2,276,945
                                                                         ===========

28   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/08 and the Year Ended 11/30/07, respectively

                                                           Six Months
                                                              Ended
                                                             5/31/08        Year Ended
                                                           (unaudited)       11/30/07
FROM OPERATIONS:
Net investment loss                                       $ (1,269,681)    $ (3,117,455)
Net realized gain on investments                             5,819,327       20,081,281
Change in net unrealized gain (loss) on investments         (2,272,701)       2,533,431
                                                          ------------     ------------
    Net increase in net assets resulting
     from operations                                      $  2,276,945     $ 19,497,257
                                                          ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
    Class A ($0.00 and $2.26 per share, respectively)     $          -     $(18,279,554)
    Class B ($0.00 and $2.26 per share, respectively)                -         (591,176)
    Class C ($0.00 and $2.26 per share, respectively)                -       (3,371,141)
                                                          ------------     ------------
     Total distributions to shareowners                   $          -     $(22,241,871)
                                                          ------------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 22,095,290     $ 71,562,892
Reinvestment of distributions                                        -       16,040,144
Cost of shares repurchased                                 (41,921,355)     (99,229,942)
                                                          ------------     ------------
    Net decrease in net assets resulting from Fund
     share transactions                                   $(19,826,065)    $(11,626,906)
                                                          ------------     ------------
    Net decrease in net assets                            $(17,549,120)    $(14,371,520)
NET ASSETS:
Beginning of period                                        270,025,020      284,396,540
                                                          ------------     ------------
End of period                                             $252,475,900     $270,025,020
                                                          ============     ============
Accumulated net investment loss                           $ (1,269,681)    $          -
                                                          ============     ============

The accompanying notes are an integral part of these financial statements.   29

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                  '08 Shares     '08 Amount        '07 Shares    '07 Amount
                                  (unaudited)    (unaudited)
CLASS A
Shares sold                           863,556    $ 21,152,535       2,499,581    $ 68,685,310
Reinvestment of distributions               -               -         535,789      13,534,041
Less shares repurchased            (1,475,457)    (36,180,658)     (2,945,310)    (80,352,490)
                                   ----------    ------------      ----------    ------------
    Net increase (decrease)          (611,901)   $(15,028,123)         90,060    $  1,866,861
                                   ==========    ============      ==========    ============
CLASS B
Shares sold                             7,994    $    191,220          16,122    $    419,646
Reinvestment of distributions               -               -          16,797         409,344
Less shares repurchased               (38,902)       (909,332)        (81,242)     (2,155,957)
                                   ----------    ------------      ----------    ------------
    Net decrease                      (30,908)   $   (718,112)        (48,323)   $ (1,326,967)
                                   ==========    ============      ==========    ============
CLASS C
Shares sold                            33,439    $    751,535         102,258    $  2,457,936
Reinvestment of distributions               -               -          91,964       2,096,759
Less shares repurchased              (220,937)     (4,831,365)       (666,900)    (16,721,495)
                                   ----------    ------------      ----------    ------------
    Net decrease                     (187,498)   $ (4,079,830)       (472,678)   $(12,166,800)
                                   ==========    ============      ==========    ============

30   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                          5/31/08     Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                 (unaudited)    11/30/07    11/30/06     11/30/05   11/30/04 (a)   11/30/03
Net asset value, beginning of period                     $  25.82     $  26.15    $  24.84     $  22.86       $ 19.62      $ 14.43
                                                         --------     --------    --------     --------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.11)    $  (0.25)   $  (0.23)    $  (0.18)      $ (0.14)     $ (0.25)
 Net realized and unrealized gain on investments             0.48         2.18        2.27         2.37          3.38         5.44
                                                         --------     --------    --------     --------       -------      -------
  Net increase from investment operations                $   0.37     $   1.93    $   2.04     $   2.19       $  3.24      $  5.19
Distributions to shareowners:
 Net realized gain                                              -        (2.26)      (0.73)       (0.21)            -            -
                                                         --------     --------    --------     --------       -------      -------
Net increase (decrease) in net asset value               $   0.37     $  (0.33)   $   1.31     $   1.98       $  3.24      $  5.19
                                                         --------     --------    --------     --------       -------      -------
Net asset value, end of period                           $  26.19     $  25.82    $  26.15     $  24.84       $ 22.86      $ 19.62
                                                         ========     ========    ========     ========       =======      =======
Total return*                                                1.43%        7.57%       8.25%        9.64%        16.51%       35.97%
Ratio of net expenses to average net assets+                 1.41%**      1.41%       1.40%        1.40%         1.79%        2.00%
Ratio of net investment loss to average net assets+         (0.90)%**    (0.97)%     (0.91)%      (1.03)%       (1.49)%      (1.52)%
Portfolio turnover rate                                        34%**        58%         29%          47%           24%          48%
Net assets, end of period (in thousands)                 $212,596     $225,402    $225,906     $208,017       $57,541      $15,529
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                1.54%**      1.53%       1.56%        1.44%         2.06%        2.49%
 Net investment loss                                        (1.03)%**    (1.10)%     (1.07)%      (1.07)%       (1.75)%      (2.01)%
Ratios with waiver of fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                1.40%**      1.40%       1.40%        1.40%         1.79%        2.00%
 Net investment loss                                        (0.89)%**    (0.96)%     (0.91)%      (1.03)%       (1.49)%      (1.52)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a) Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.

The accompanying notes are an integral part of these financial statements.   31

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended
                                                                    5/31/08    Year Ended   Year Ended   Year Ended   2/17/04 (a) to
CLASS B                                                           (unaudited)   11/30/07     11/30/06     11/30/05       11/30/04
Net asset value, beginning of period                                $24.90       $25.52       $24.49      $ 22.74         $19.75
                                                                    ------       ------       ------      -------         ------
Increase (decrease) from investment operations:
 Net investment loss                                                $(0.22)      $(0.52)      $(0.54)     $ (0.42)        $(0.09)
 Net realized and unrealized gain on investments                      0.46         2.16         2.30         2.38           3.08
                                                                    ------       ------       ------      -------         ------
  Net increase from investment operations                           $ 0.24       $ 1.64       $ 1.76      $  1.96         $ 2.99
Distributions to shareowners:
 Net realized gain                                                       -        (2.26)       (0.73)       (0.21)             -
                                                                    ------       ------       ------      -------         ------
Net increase (decrease) in net asset value                          $ 0.24       $(0.62)      $ 1.03      $  1.75         $ 2.99
                                                                    ------       ------       ------      -------         ------
Net asset value, end of period                                      $25.14       $24.90       $25.52      $ 24.49         $22.74
                                                                    ======       ======       ======      =======         ======
Total return*                                                         0.96%        6.62%        7.22%        8.66%         15.14%***
Ratio of net expenses to average net assets+                          2.31%**      2.32%        2.31%        2.30%          2.51%**
Ratio of net investment loss to average net assets+                  (1.81)%**    (1.88)%      (1.82)%      (1.93)%        (2.19)%**
Portfolio turnover rate                                                 34%**        58%          29%          47%            24%***
Net assets, end of period (in thousands)                            $6,256       $6,964       $8,371      $10,625         $5,949
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         2.33%**      2.32%        2.38%        2.33%          2.51%**
 Net investment loss                                                 (1.83)%**    (1.88)%      (1.89)%      (1.96)%        (2.19)%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         2.30%**      2.30%        2.30%        2.30%          2.51%**
 Net investment loss                                                 (1.80)%**    (1.86)%      (1.81)%      (1.93)%        (2.19)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class B shares were first publicly offered on February 17, 2004.

32   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                          5/31/08     Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
CLASS C                                                 (unaudited)    11/30/07     11/30/06    11/30/05   11/30/04 (a)   11/30/03
Net asset value, beginning of period                      $ 23.30       $ 23.99      $ 23.04      $ 21.39      $ 18.50      $13.71
                                                          -------       -------      -------      -------      -------      ------
Increase (decrease) from investment operations:
 Net investment loss                                      $ (0.20)      $ (0.49)     $ (0.46)     $ (0.34)     $ (0.12)     $(0.36)
 Net realized and unrealized gain on investments             0.44          2.06         2.14         2.20         3.01        5.15
                                                          -------       -------      -------      -------      -------      ------
   Net increase from investment operations                $  0.24       $  1.57      $  1.68      $  1.86      $  2.89      $ 4.79
Distributions to shareowners:
 Net realized gain                                              -         (2.26)       (0.73)       (0.21)           -           -
                                                          -------       -------      -------      -------      -------      ------
Net increase (decrease) in net asset value                $  0.24       $ (0.69)     $  0.95      $  1.65      $  2.89      $ 4.79
                                                          -------       -------      -------      -------      -------      ------
Net asset value, end of period                            $ 23.54       $ 23.30      $ 23.99      $ 23.04      $ 21.39      $18.50
                                                          =======       =======      =======      =======      =======      ======
Total return*                                                1.03%         6.75%        7.33%        8.75%       15.62%      34.94%
Ratio of net expenses to average net assets+                 2.24%**       2.20%        2.20%        2.22%        2.57%       2.75%
Ratio of net investment loss to average net assets+         (1.74)%**     (1.76)%      (1.72)%      (1.85)%      (2.26)%     (2.27)%
Portfolio turnover rate                                        34%**         58%          29%          47%          24%         48%
Net assets, end of period (in thousands)                  $33,624       $37,659      $50,120      $62,059      $20,690      $  954
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                2.24%**       2.20%        2.20%        2.22%        2.59%       3.24%
 Net investment loss                                        (1.74)%**     (1.76)%      (1.72)%      (1.85)%      (2.28)%     (2.76)%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                2.24%**       2.19%        2.20%        2.22%        2.57%       2.75%
 Net investment loss                                        (1.74)%**     (1.75)%      (1.72)%      (1.85)%      (2.26)%     (2.27)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a) Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.

The accompanying notes are an integral part of these financial statements.   33

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on February 13, 2004, is the successor to the Oak Ridge Small Cap Equity Fund. Oak Ridge Small Cap Equity Fund, one of two series of portfolios that comprised Oak Ridge Funds, Inc., transferred all of the net assets of Class A and Class B shares in exchange for the Fund's Class A and Class C shares in a one-to-one exchange ratio, respectively, on February 17, 2004 pursuant to an agreement and plan of reorganization (the "reorganization") that was approved by the shareholders of Oak Ridge Small Cap Equity Fund on February 10, 2004. The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B shares were first publicly offered on February 17, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fee rates and have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At May 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to statute of limitations; all other tax years remain open.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended November 30, 2007 was as follows:

--------------------------------------------------------------------------------
                                                                  2007
--------------------------------------------------------------------------------
  Distributions paid from
  Long-term capital gain                                      $22,241,871
                                                              -----------
    Total                                                     $22,241,871
                                                              ===========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2007:

--------------------------------------------------------------------------------
                                                                  2007
--------------------------------------------------------------------------------
  Undistributed long-term gain                                $     4,633
  Current year Post October loss deferred                        (488,059)
  Unrealized appreciation                                      55,797,248
                                                              -----------
    Total                                                     $55,313,822
                                                              ===========

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The difference between book bases and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $3,211 in underwriting commissions on the sale of Class A shares for the six months ended May 31, 2008.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, and Class C shares bear different transfer agent and distribution expense rates.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments

2.  Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion; and 0.80% of the excess over $1 billion. The management fees were equivalent to 0.85% of the average daily net assets for the period.

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund. Prior to the reorganization, Oak Ridge Small Cap Equity Fund was advised by Oak Ridge, which received an annual fee equal to 0.75% of its average daily net assets.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition is consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30% and 2.30%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through April 1, 2011 for Class A shares and through April 30, 2009 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,988 in management fees, administrative costs and certain others services payable to PIM at May 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62,118 in transfer agent fees payable to PIMSS at May 31, 2008.

4. Distribution Plan

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. For the period from November 1, 2007 through

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

January 31, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,058 in distribution fees payable to PFD at May 31, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. For the six months ended May 31, 2008, CDSCs in the amount of $8,601 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2008, the Fund's expenses were reduced by $6,622 under such arrangement.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2008, the Fund had no borrowings under this agreement.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. New Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION

Results of Shareholder Meeting

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 and July 17, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust I, as noted below) follows:

---------------------------------------------------------------------------------------------
                                                                                    Broker
                                            For            Withhold    Abstain     Non-Votes
---------------------------------------------------------------------------------------------
Proposal 1 - To elect Trustees*
 John F. Cogan, Jr.                    48,745,721.224     290,539.393     0           0
 Daniel K. Kingsbury                   48,748,511.224     287,749.393     0           0
 David R. Bock                         48,748,511.224     287,749.393     0           0
 Mary K. Bush                          48,749,948.224     286,312.393     0           0
 Benjamin M. Friedman                  48,748,355.224     287,905.393     0           0
 Margaret B.W. Graham                  48,748,520.224     287,740.393     0           0
 Thomas J. Perna                       48,747,757.224     288,503.393     0           0
 Marguerite A. Piret                   48,749,306.416     286,954.201     0           0
 John Winthrop                         48,744,778.224     291,482.393     0           0
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                   Broker
                                  For             Against        Abstain         Non-Votes
---------------------------------------------------------------------------------------------
  Proposal 2 - To approve
  an amendment to the
  Declaration of Trust*      41,675,724.622    1,529,588.474    342,768.522    5,488,179.000
---------------------------------------------------------------------------------------------

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                   Broker
                                         For          Against       Abstain       Non-Votes
---------------------------------------------------------------------------------------------
  Proposal 3A - To approve
  changes to the Fund's
  fundamental investment policy
  relating to borrowing            3,462,113.840    168,355.219    96,874.856  1,399,619.000
  Proposal 3B - To approve
  changes to the Fund's
  fundamental investment policy
  relating to underwriting         3,473,267.658     98,115.401   155,960.856  1,399,619.000
  Proposal 3C - To approve
  changes to the Fund's
  fundamental investment policy
  relating to lending              3,460,223.489    162,423.570   104,696.856  1,399,619.000
  Proposal 3D - To approve
  changes to the Fund's
  fundamental investment policy
  relating to senior securities    3,477,499.776    145,154.854   104,689.285  1,399,619.000
  Proposal 3E - To approve
  changes to the Fund's
  fundamental investment policy
  relating to real estate          3,467,857.229    155,513.401   103,973.285  1,399,619.000
  Proposal 3F - To approve
  changes to the Fund's
  fundamental investment policy
  relating to commodities          3,469,011.229    155,431.401   102,901.285  1,399,619.000
  Proposal 3G - To approve
  changes to the Fund's
  fundamental investment policy
  relating to concentration        3,462,155.712    154,898.918   110,289.285  1,399,619.000
  Proposal 3H - To approve
  changes to the Fund's
  fundamental investment policy
  relating to diversification      3,485,293.712    143,373.918    98,676.285  1,399,619.000
  Proposal 3I - To approve the
  conversion of the Fund's
  investment objective from
  fundamental to non-fundamental   2,637,597.982    842,514.247   279,135.366  1,386,132.000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                            Broker
                                   For          Against      Abstain       Non-Votes
---------------------------------------------------------------------------------------------
  Proposal 4 - To approve an
  Amended and Restated
  Management Agreement
  with PIM                    3,523,417.036   99,963,023   103,963,856   1,399,619.000
---------------------------------------------------------------------------------------------

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Series Trust I. Results reported above reflect the combined votes of all series of the Trust.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on June 19, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007, in the second quintile of its Morningstar category for the three year period ended June 30, 2007 and in the third quintile of its Morningstar category for the five and ten year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM was not managing any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                  Officers
John F. Cogan, Jr., Chairman              John F. Cogan, Jr., President
David R. Bock                             Daniel K. Kingsbury, Executive
Mary K. Bush                                Vice President
Benjamin M. Friedman                      Mark E. Bradley, Treasurer
Margaret B.W. Graham                      Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

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50
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52

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 30, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date July 30, 2008

* Print the name and title of each signing officer under his or her signature.